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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Janus Capital Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 26, 2007

Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of Janus Capital Group Inc., which will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado, on Tuesday, May 1, 2007, at 10:00 a.m.

At the meeting, you will be asked to vote on proposals to elect four directors, ratify the appointment of our independent auditors and consider other business as may properly come before the meeting.

Enclosed is a notice of the Annual Meeting, the Proxy Statement and proxy card along with a copy of our Annual Report for the 2006 fiscal year.

We encourage you to read the enclosed Proxy Statement and vote promptly. If you attend the Annual Meeting, you may vote in person even if you previously voted by proxy. Thank you for your interest and support.

                      Sincerely,

                      Steven L. Scheid
                       Chairman of the Board

JANUS CAPITAL GROUP INC.
151 Detroit Street
Denver, Colorado 80206

NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Janus Capital Group Inc. will be held at the JW Marriott, 150 Clayton Lane, Denver, Colorado, on Tuesday, May 1, 2007, at 10:00 a.m., to:

  1.
  Elect four directors to the Board of Directors for three-year terms;

  2.
  Ratify the appointment of Deloitte & Touche LLP as our independent auditors; and

  3.
  Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting was the close of business on March 5, 2007. The accompanying Proxy Statement contains additional information regarding the matters to be acted on at the Annual Meeting.

                      By order of the Board of Directors,

                      Kelley A. Howes
                       Senior Vice President, General Counsel and Secretary

Denver, Colorado
March 26, 2007

YOUR VOTE IS IMPORTANT. Please vote as promptly as possible by using the Internet or telephone or by completing, signing and returning your proxy card in the enclosed envelope; or if you hold your shares in street name (through a broker or nominee), you may also submit your voting instructions by telephone or the Internet as instructed by such broker or nominee. Even if you think that you will attend the Annual Meeting, we ask you to please return the proxy card.

PROXY STATEMENT TABLE OF CONTENTS

JANUS CAPITAL GROUP INC.
151 Detroit Street
Denver, Colorado 80206

PROXY STATEMENT

This Proxy Statement, which was first mailed to shareholders on or about March 26, 2007, is being sent to you in connection with the solicitation of proxies by the Board of Directors of Janus Capital Group Inc. ("Board" or "Board of Directors") for the Annual Meeting of Shareholders to be held on Tuesday, May 1, 2007, at 10:00 a.m. In this Proxy Statement, we may refer to Janus Capital Group Inc. as the "Company," "Janus," "we," "us" or "our."

Voting Information

  Record date

The record date for the Annual Meeting was March 5, 2007. You may vote all shares of Janus common stock that you owned as of the close of business on that date. On March 5, 2007, 187,101,711 shares of common stock were outstanding for purposes of voting at the Annual Meeting. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

  Votes required to conduct business at the Annual Meeting

We need a majority of the shares of common stock issued and outstanding on March 5, 2007, which are entitled to vote, present in person or by proxy, to conduct business at the Annual Meeting and at any adjournment or postponement.

  Votes required to elect directors and to adopt other proposals

Under Janus' Bylaws, each director in an uncontested election is elected by a majority of votes cast with respect to that director. A majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director. If a current director does not receive a majority of the votes cast, the director shall offer to tender his or her resignation to the Board of Directors. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the Nominating and Corporate Governance Committee's recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results.

The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote is required for the ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for 2007.

  How to vote

You may vote by proxy or in person at the Annual Meeting. You may vote by proxy even if you plan to attend the Annual Meeting.

Voting by Proxy.    If you hold shares in your name as a holder of record, you can vote your shares: (i) over the Internet, http://www.eproxy.com/jns until 12:00 p.m. CDT on April 30, 2007; (ii) by telephone, toll free 1-800-560-1965 until 12:00 p.m. CDT on April 30, 2007; or (iii) by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. If you hold your shares through a securities broker or nominee (that is, in "street name"), you may vote your shares by proxy in the manner prescribed in the voting form provided to you by such broker or nominee. Many brokers and nominees permit proxy voting by telephone and the Internet.

Voting at the Annual Meeting.    Submitting your proxy prior to the Annual Meeting does not limit your right to vote in person at the Annual Meeting if you should later decide to do so. If you should wish to vote in person at the Annual Meeting, we will pass out written ballots for such purpose as requested; however, if you hold your shares in street name, you must obtain a legal proxy from your broker or nominee and bring it to the Annual Meeting to vote in person at the Annual Meeting.

  Revoking your proxy

You can revoke your proxy at any time before your shares are voted at the Annual Meeting by (i) delivering a written notice of revocation to the General Counsel and Secretary, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206; (ii) completing, signing and timely submitting a new proxy card with a later date; or (iii) voting in person at the Annual Meeting. Merely attending the Annual Meeting will not revoke your proxy.

  Returning your proxy without indicating your vote

If you return a signed proxy card without indicating your vote and do not revoke your proxy, your shares will be voted as follows: FOR the election of the nominees for directors named below; FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for 2007; and, at the discretion of the person voting the proxy, on any other matter properly brought before the Annual Meeting.

  Voting to abstain

With regard to the proposals, you can vote to "abstain." If you vote to "abstain" other than the election of directors, your shares will be counted as present at the meeting for purposes of that proposal and your vote will have the effect of a vote against the proposal. Shares voting "abstain" for one or more director nominees will have no effect on the election of directors.

  No Appraisal Rights

A shareholder has no right under Delaware law, our Certificate of Incorporation or our Bylaws to exercise dissenters' rights of appraisal with respect to any of the matters to be voted upon at the Annual Meeting.

  Street name shares may be voted even if you do not submit your proxy or attend the Annual Meeting

Many shareholders hold stock in street name through a broker-dealer or other nominee. Most broker-dealers are members of the National Association of Securities Dealers, which generally does not allow them to vote shares held in street name unless they are permitted to do so under the rules of a national securities exchange to which they belong. Under the rules of the New York Stock Exchange ("NYSE"), NYSE member brokers who do not receive instructions from beneficial owners are entitled to vote on the proposals presented in this Proxy Statement at their discretion. If you do not vote your shares held in street name and your broker does not vote them, those shares will have no affect on the outcome of any matter voted on at the Annual Meeting.

  Other matters to be decided at the Annual Meeting

All of the matters we knew about as of March 26, 2007, to be brought before the Annual Meeting are described in this Proxy Statement. If any matters were to properly come before the Annual Meeting that are not specifically set forth on your proxy and in this Proxy Statement, the persons appointed by the Company to vote the proxies would vote on such matters at their discretion.

  Postponement or adjournment of the Annual Meeting

If the Annual Meeting were to be postponed or adjourned, your proxy would still be valid and may be voted at the postponed or adjourned meeting in the manner described in this Proxy Statement. You would still be able to revoke your proxy until it was voted.

  Attendance at the Annual Meeting

You will need proof of ownership to enter the Annual Meeting. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you must present proof of your ownership of Janus stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting. At the Annual Meeting, representatives of Janus will also confirm your shareholder status.

Shareholders must also present a form of personal identification in order to be admitted to the Annual Meeting.

  NO CAMERAS, RECORDING EQUIPMENT, ELECTRONIC DEVICES, LARGE BAGS, BRIEFCASES OR PACKAGES WILL BE PERMITTED AT THE ANNUAL MEETING.

  Special instructions apply for employee plan shares

Participants in the Employee Stock Ownership Plans ("ESOPs") of Janus and Kansas City Southern ("KCS") are to instruct the trustee of these ESOPs on how to vote the shares of Janus common stock held on behalf of the participant. The trustee of each ESOP must receive your voting instructions for the common stock allocated to your ESOP account before April 30, 2007. If the trustee does not receive your voting instructions before that date, it will vote those shares as well as any shares held by the respective ESOP that are not allocated to participant accounts, subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, in the same proportion as the votes that it receives for the allocated shares held by the respective ESOP. You may vote your shares: (i) over the Internet, http://www.eproxy.com/jns until 12:00 p.m. CDT on April 30, 2007; (ii) by telephone, toll free 1-800-560-1965 until 12:00 p.m. CDT on April 30, 2007; or (iii) by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope before April 30, 2007.

On March 5, 2007, there were 1,655,727 outstanding Janus shares in the Janus ESOP, and 716,204 outstanding Janus shares in the KCS ESOP.

Cost of Proxy Solicitation

The Company will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of your proxy. Our directors, officers and employees, who will receive no additional compensation for soliciting, and Georgeson Shareholder Communications Inc., may solicit your proxy by telephone or other means. The Company will pay Georgeson Shareholder Communications Inc. a fee of $12,000 plus expenses and will reimburse brokers for costs they incur in mailing proxy materials.

PROPOSALS YOU MAY VOTE ON

Proposal No. 1:    Election of Directors

The Board has nominated Messrs. G. Andrew Cox, Robert T. Parry and Jock Patton and Ms. Deborah R. Gatzek for election as directors of the Company for a term ending at the 2010 Annual Meeting. Detailed information about each of the Company's nominees begins on page 5. If any director is unable to stand for re-election, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate. We expect that each nominee will be able, and will not decline, to serve as a director.

Each director in an uncontested election is elected by a majority of votes cast with respect to that director. A majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director. If a current director does not receive a majority of the votes cast, the director shall offer to tender his or her resignation to the Board of Directors. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the Nominating and Corporate Governance Committee's recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results. Pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL NO. 1.

Proposal No. 2:        Ratification of the Appointment of Deloitte & Touche LLP as Independent Auditor

The Audit Committee has recommended, and the Board has approved, the appointment of Deloitte & Touche LLP as independent auditors of the Company for fiscal 2007, and is proposing that such appointment be ratified by the Company's shareholders. Deloitte & Touche has served as our independent auditors since 2002. Representatives of Deloitte & Touche will attend the Annual Meeting and will be available to answer appropriate questions. They will also have the opportunity to make a statement if they desire to do so.

Audit services provided by Deloitte & Touche LLP during fiscal years 2004, 2005 and 2006 included an audit of the Company's consolidated financial statements, a review of the Company's Annual Report and certain other filings with the Securities and Exchange Commission ("SEC"). In addition, it provided various other services to the Company during fiscal years 2005 and 2006 as described under Proposal No. 2 which begins on page 16.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2, RATIFYING THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR FISCAL 2007.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our Board of Directors currently has eleven (11) directors, divided into three classes. Members of each class serve for three-year terms. Shareholders elect one class of directors at each annual meeting.

The Board has nominated Messrs. G. Andrew Cox, Robert T. Parry and Jock Patton and Ms. Deborah R. Gatzek for election as directors of the Company for a term ending at the 2010 Annual Meeting. Messrs. Cox, Parry and Patton and Ms. Gatzek are current directors of the Company. Each nominee has indicated to the Company that they would serve if elected. We do not anticipate that Messrs. Cox, Parry and Patton or Ms. Gatzek would be unable to stand for election, but if that were to happen, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

Information about Nominees and Other Directors

  Nominees for election to the Board of Directors for a three-year term expiring in 2010

G. Andrew Cox, age 63, has been a director of the Company since October 2002. He has served as an adjunct professor at the Daniels College of Business, University of Denver since 1995. He served as vice president of investments and portfolio manager at Founders Family of Mutual Funds from 1976 to 1988, and as portfolio and security analyst for Berger Associates from 1972 to 1976. Mr. Cox also served as a director of Montgomery Partners and as a trustee of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III from 1989 until 2004.

Deborah R. Gatzek, age 58, has been a director of the Company since March 2004. She is an attorney and mutual fund compliance consultant, and serves on the boards of three non-profit organizations. She served as Chief Counsel, ING Americas' Mutual Fund Practice Group and Broker Dealer Practice Group from 2001 to 2003. She was a partner in Stradley, Ronan, Stevens & Young, a law firm, from 2000 to 2001, and she served as Senior Vice President and General Counsel of Franklin Resources, Inc. from 1983 through 1999.

Robert T. Parry, age 67, has been a director of the Company since March 2005. Mr. Parry is also a director of Countrywide Financial Corporation ("CFC"), Countrywide Bank (a subsidiary of CFC) and PACCAR Inc. He served as President and Chief Executive Officer of the Federal Reserve Bank of San Francisco from 1986 to 2004. He was Chief Economist of Security Pacific Corporation from 1970 to 1986.

Jock Patton, age 61, has been a director of the Company since March 2007 and was appointed by the Board to fill the vacancy left by James P. Craig, III's retirement. Mr. Patton is non-executive chairman and director of Swift Transportation Co., Inc., a director of JDA Software Group, Inc. and the independent chairman of ING Funds Unified Board of Trustees (anticipated resignation on or before June 30, 2007). He served as Chief Executive Officer and director of Rainbow Multimedia Group, Inc. from 1999 to 2001 and was President and co-owner of StockVal, Inc. from 1992 to 1997. From 1972 to 1992, Mr. Patton was a Partner in the law firm of Streich Lang where he founded and headed the Corporate/Securities Practice Group. The appointment of Mr. Patton to the Board was recommended by Ms. Gatzek, and such recommendation was presented to the Nominating and Corporate Governance Committee of the Board for evaluation.

The Board of Directors recommends a vote "FOR" the election of each of the above nominees.

  Directors Continuing in Office—Terms Expiring in 2008

Paul F. Balser, age 65, has been a director of the Company since June 2000, and has served as lead director until January 2006 at which time he began serving as the presiding director for all executive sessions of the Board of Directors. He has been a partner of Ironwood Partners, LLC of New York, New York, since December 2000 and a partner of Ironwood Manufacturing Fund LP of New York, New York, since July 2003. Mr. Balser has been a director of Tweedy, Browne Funds Inc., New York, New York since 2000, as well as several private companies. He was a partner of Generation Partners, L.P. of Greenwich, Connecticut, from August 1995 to September 30, 2004. All are investment firms specializing in privately negotiated equity transactions. He was a partner of Centre Partners, L.P., New York, New York, from September 1986 through July 1995, which also specialized in privately negotiated equity and venture capital investments.

Gary D. Black, age 47, has been Chief Executive Officer of the Company since January 2006 and has served as a director since May 2004. From April 2004 until January 2006, he served as Chief Investment Officer and President of the Company. From 2001 until March 2004, he worked for Goldman Sachs Asset Management most recently as Chief Investment Officer of the global equities business. From 1992 to 2001, he worked for Alliance Bernstein serving as a Senior Research Analyst and later as Executive Vice President and Head, Global Institutional Asset Management.

Robert Skidelsky, age 68, has been a director of the Company since January 2001. Lord Skidelsky has been the Chairman of The Social Market Foundation, London, England, since 1992 and has served on the Board of the Greater European Fund since February 2005. He has also served as Chair of Political Economy at Warwick University, Coventry, England, since 1990. He is a fellow of the British Academy and an honorary fellow of Jesus College, Oxford University, Oxford, England. He was named to the United Kingdom Parliaments House of Lords in 1991, and from 1998 to 1999 served as Principal Opposition Spokesman on Treasury Affairs, House of Lords.

  Directors Continuing in Office—Terms Expiring in 2009

Michael D. Bills, age 49, has been a director of the Company since March 2004. He has served as the President of Bluestem Asset Management, LLC since he founded the company in 2003. From 2003 to 2006, he was a director of Integraph Corporation. From 2001 to 2003, he served as the Chief Investment Officer for the University of Virginia Investment Management Company. Since 2000 and from 1992 to 1995, he has been a Visiting Scholar at the University of Virginia, McIntire School of Commerce. He has also served as Senior Managing Director of Tiger Management, LLC, a global money management firm, from 1986 to 1991 and from 1995 to 1999.

J. Richard Fredericks, age 61, has been a director of the Company since October 2006. He also serves as Managing Director of the money management firm Main Management LLC. He began his career in financial services in 1970 as a securities analyst with Dean Witter. From 1977 to 1999 he worked at Banc of America Securities (formerly Montgomery Securities), initially as a partner and later as Senior Managing Director. From 1999 to 2001 he served as United States Ambassador to both Switzerland and Liechtenstein. Mr. Fredericks serves on the boards of several non-profit organizations. The appointment of Mr. Fredericks to the Board was recommended by Mr. Parry, the Chairman of the Nominating and Corporate Governance Committee, and such recommendation was presented to the Nominating and Corporate Governance Committee of the Board for evaluation.

Landon H. Rowland, age 69, has been a director of the Company since June 2000, and served as Chairman of the Board from June 2000 until January 2004. He served as President and Chief Executive Officer of the Company from June 2000 until December 2002. Mr. Rowland was a director of KCS from May 1983 to May 2004, Chairman of the Board of KCS from May 1997 to December 2000, President of KCS from

July 1983 to July 2000, and Chief Executive Officer of KCS from January 1987 to July 2000. Mr. Rowland is a director of Major Brands and chairman of Garden City Bank. He also serves on the boards of several non-profit organizations.

Steven L. Scheid, age 53, has been Chairman of the Board of the Company since January 2004, and a director of the Company since December 2002. He was Chief Executive Officer of the Company from April 2004 until the end of 2005. Mr. Scheid is also a director of The PMI Group, Inc. and Auto Desk, Inc. He was Vice Chairman of The Charles Schwab Corporation and President of the Schwab Retail Group from 2000 to 2002. He also served as the Chief Financial Officer of The Charles Schwab Corporation from 1996 through 1999 and was Chief Executive Officer of Charles Schwab Investment Management from 1998 to 2000. From 2001 to 2002, Mr. Scheid served as the Federal Reserve Bank of San Francisco's representative on the Federal Advisory Council in Washington, D.C., advising the Federal Reserve System on economic, banking and regulatory issues.

  Director Retirement

James P. Craig, III, age 50, retired from the Board on March 12, 2007. Mr. Craig was a director of the Company from October 2002 to March 2007. He is a principal of Opportunity Capital, a management company serving a charitable trust foundation. He served as Vice Chairman and Chief Investment Officer of Janus Capital Corporation ("JCC") (the predecessor entity to Janus Capital Management LLC ("JCM"), a direct subsidiary of the Company) from 1995 through September 2000, as portfolio manager from 1986 through 2000, and as an analyst from 1983 through 1986.

Board of Directors Independence Determination

The Board of Directors has established criteria for determining whether a director is independent from management. These criteria, which are included in the governance guidelines and set forth in Appendix A to this Proxy Statement, incorporate the director independence criteria included in the NYSE corporate governance listing standards (the "NYSE Listing Standards"). Based on questionnaires completed by each director, the Board has reviewed all relationships between each director and any member of his or her immediate family and the Company. Based on individual review and the definition of independence in the Company's corporate governance guidelines, the Board has affirmatively determined that it is currently composed of a majority of independent directors, and that the following directors are independent and have no material relationships with the Company (other than being a director and shareholder): Paul F. Balser, Michael D. Bills, G. Andrew Cox, J. Richard Fredericks, Deborah R. Gatzek, Robert T. Parry, Jock Patton, Landon H. Rowland and Robert Skidelsky. The Board considered Mr. Patton's affiliation with the ING Funds Unified Board of Trustees before determining that Mr. Patton was independent. In addition, all members of the Audit, Compensation, and Nominating and Corporate Governance Committees are independent.

Board of Directors Meetings and Committees

The Board of Directors met seven (7) times during the 2006 fiscal year. Each incumbent director attended at least 75 percent of the aggregate of (i) the total number of meetings in 2006 of the Board of Directors (held during the period that he or she was a director) and (ii) the total number of meetings in 2006 of all committees of the Board on which he or she served (held during the period during which he or she was a director).

The Board's current standing committees include the following:

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consists of five independent directors appointed by the Board to serve one-year terms. The members of this Committee are Paul F. Balser, Michael D. Bills, G. Andrew Cox, Robert T. Parry and

Robert Skidelsky, each of whom is independent under the standards established by the Board and the NYSE. Mr. Parry is Chairman of this Committee. The Committee assists the Board of Directors in promoting the best interests of the Company and its shareholders through the implementation of sound corporate governance principles and practices. The functions performed by the Committee include (i) identifying individuals qualified to become Board members and recommending the director nominees to the Board for the next annual meeting of shareholders; (ii) reviewing the qualifications and independence of the members of the Board and various committees on a regular periodic basis; (iii) recommending to the Board corporate governance guidelines and reviewing such guidelines on a regular basis to confirm that such guidelines and the Committee's charter remain consistent with sound corporate governance practices and with any legal, regulatory or NYSE requirements; and (iv) leading the Board in its annual review of the Board's performance. The Nominating and Corporate Governance Committee met seven (7) times during the 2006 fiscal year. The Committee operates pursuant to a written charter that was adopted by the Board of Directors and is posted on the Company's Web site (http://ir.janus.com/governance.cfm).

The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders under the same procedure used for considering director nominees recommended by management or other directors. A shareholder who desires to recommend a director nominee should send a written statement to General Counsel and Secretary, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206, no earlier than November 27, 2007, and no later than December 27, 2007. If a shareholder desires such director nomination to be included in next year's proxy statement, then we must receive such written notice no later than November 27, 2007. The written notice should contain (i) proof of shareholder status of the person making the recommendation and a statement regarding the length of time that such person has been a shareholder; (ii) biographical information regarding the director nominee of the type required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (iii) a statement explaining the shareholders basis for recommending the individual for the Committee's consideration. The Committee does not have a formal process for identifying and evaluating director nominees; however, the Committee generally strives to have each director nominee satisfy, at least, the criteria set forth in the corporate governance guidelines. The Committee considers and evaluates the individual background and qualifications of each director nominee and the extent to which such background and qualifications might benefit the Company based on the size and composition of the Board at the time.

Audit Committee.    The Audit Committee consists of four independent directors appointed by the Board to serve one-year terms. The members of the Audit Committee are Paul F. Balser, J. Richard Fredericks, Deborah R. Gatzek and Robert T. Parry, each of whom is independent under the standards established by the Board and the NYSE. Mr. Balser is Chairman of the Audit Committee. The Audit Committee assists the Board in monitoring (i) the integrity of the financial statements of the Company, (ii) the independent auditor's qualifications and independence, (iii) the performance of the Company's internal audit function and independent auditors, (iv) the compliance by the Company with legal and regulatory requirements, and (v) the Company's system of disclosure controls and system of internal controls over financial reporting. The Committee has the authority to select and retain (subject to the ratification of the Company's shareholders), and terminate when appropriate, the Company's independent auditor. The Audit Committee is responsible for setting the independent auditor's compensation and overseeing the work of the independent auditor. It also pre-approves all audit services and all permitted non-audited services to be provided by the independent auditor. The Audit Committee oversees the resolution of disagreements between management and the independent auditors in the event that they arise. The Board of Directors has determined that each member of the Audit Committee meets the experience requirements of the NYSE and that Messrs. Balser, Fredericks and Parry qualify as "audit committee financial experts" under the applicable SEC regulations. No member of the Audit Committee serves on an audit committee of more than two other public companies. The Audit Committee met six (6) times during the 2006 fiscal year. The Audit Committee operates pursuant to a written charter that was adopted by the

Board and is posted on the Company's Web site (http://ir.janus.com/governance.cfm) and is attached to this Proxy Statement as Exhibit B.

Compensation Committee.    The Compensation Committee consists of three independent directors appointed by the Board to serve one-year terms. The members of the Compensation Committee are Michael D. Bills, G. Andrew Cox, and Robert Skidelsky, each of whom is independent under the standards established by the Board and the NYSE. Mr. Bills is Chairman of the Compensation Committee. The Compensation Committee is appointed to discharge the Board's responsibility relating to the determination of compensation of the Company's independent directors and certain executive officers, and the review and approval of the compensation policy recommended by management with respect to all other employees. The Compensation Committee has the power to (i) authorize and determine all compensation and compensation plans for the officers and supervisory employees of the Company; (ii) administer the incentive compensation plans of the Company in accordance with the powers and authority granted in such plans; (iii) determine any incentive allowances to be made to officers and staff of the Company; and (iv) determine, subject to ratification of the majority of independent directors, the compensation package for non-executive directors. The Compensation Committee met seven (7) times during the 2006 fiscal year. The Committee operates pursuant to a written charter that was adopted by the Board and is posted on the Company's Web site (http://ir.janus.com/governance.cfm).

Corporate Governance

  Governance Guidelines and Policies

Consistent with the Board's commitment to observing good corporate governance practices, the Board has implemented policies and procedures intended to meet the requirements of the SEC and NYSE rules. As part of the process, the Board has revised and formalized the Company's principles of corporate governance in the form of corporate governance guidelines, reviewed and revised (where appropriate) the charters of the standing committees of the Board, and adopted new policies and practices. We post our corporate governance guidelines on the Company's Web site (http://ir.janus.com/governance.cfm). The specific policies and guidelines that have been adopted and other actions taken include the following:

Policies and guidelines:

  •
  At least a majority of the members of the Board are independent (currently 82 percent are independent members), and all members of the Nominating and Corporate Governance, Audit and Compensation Committees are independent.
  •
  The Board and each committee are required to undertake an annual self-evaluation.
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  No director may serve for more than five terms of three years each.
  •
  Directors are required to submit a letter of resignation at the first meeting after reaching the age of 72.
  •
  No director may serve on the Board of more than four public companies other than the Company.
  •
  No member of the Audit Committee may serve on the audit committee of more than two public companies (in addition to the Company).
  •
  The Board shall consider the rotation of Committee chairs after a chairperson has served for three successive years.

Other actions taken:

  •
  At least once every three years, a committee of independent directors will evaluate the Company's shareholder rights plan.
  •
  Options issued by the Company may not be re-priced without approval of the Company's shareholders.
  •
  Each non-executive director is required over the course of several years to acquire and maintain shares of Company common stock with a value (based on the value of the shares at the time of acquisition) equal to five times the annual cash retainer paid to directors for their service on the Board (currently $50,000 per year). All of the non-executive directors currently satisfy the above ownership requirement, except our two most recently elected directors, Mr. J. Richard Fredericks (elected in October 2006) and Mr. Jock Patton (elected in March 2007).

  Corporate Code of Business Conduct and Officer Code of Ethics

The Company's Officer Code of Ethics for Principal Executive Officer and Senior Financial Officers (including its chief executive officer, chief financial officer and controller) (the "Officer Code") and Corporate Code of Business Conduct and Ethics for all employees are available on the Company's Web site (http://ir.janus.com/governance.cfm). Any future amendments to or waivers of the Officer Code will be posted to the investor relations section of the Janus Web site.

  Executive Sessions of the Board of Directors

The Board has determined that the non-executive members of the Board shall convene periodic executive sessions at least once per year, and such sessions will consist of those directors who are independent under the standards established by the Board and the NYSE. The purpose of these sessions is to promote open discussion among independent directors and provide an opportunity for the directors to address concerns about the Company, as well as the performance of the Board itself. Mr. Balser is the presiding director over these executive sessions. The Board met in executive session more than once in 2006.

  Director Attendance at Annual Meeting of Shareholders

The policy of the Board is to encourage directors to attend the annual meeting of shareholders. Nine of the ten then-incumbent directors attended the 2006 Annual Meeting of the Company's shareholders. The director who was not able to attend the 2006 Annual Meeting had an existing commitment that was scheduled prior to him joining the Board.

  Shareholder Communication with the Board of Directors

Shareholders desiring to communicate with the Board, the non-management directors as a group or any other individual members of the Board, including the Chairman of the Board, shall direct their communications to the attention of General Counsel and Secretary, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206. All communications received other than commercial solicitations or communications that are frivolous or deemed to be not relevant to corporate matters will be forwarded to the Board or to the relevant Board member.

Certain Relationships and Related Transactions

Mr. Patton, a member of the Board, is the chairman of the ING Funds Unified Board of Trustees ("ING Trustees") but anticipates stepping down from the ING Trustees on or before June 30, 2007. The ING Trustees annually authorize fees to Janus in connection with Janus providing sub-advisory services to the ING Janus Contrarian Portfolio, which fees were approximately $535,000 in 2006. The ING Trustees' approval of this arrangement occurred in 2006, prior to Mr. Patton joining the Board. In addition, certain of our directors and executive officers from time to time may invest their personal funds in Janus-affiliated mutual funds on substantially the same terms and conditions as other similarly-situated investors in these mutual funds who are neither directors nor employees.

All transactions that meet the standards set forth in our Related Party Transaction Approval Policy are to be brought before the Audit Committee for review and approval. The Related Party Transaction Approval

Policy is posted on the Company's Web site (http://ir.janus.com/governance.cfm) in the Janus Corporate Code of Business Conduct and Ethics Policy.

DIRECTOR COMPENSATION

Members of the Board who receive compensation as officers or employees of Janus do not receive any compensation for serving on the Board. Members of the Board who do not receive compensation as officers or employees of Janus receive the following directors' compensation:

  •
  An annual stock grant of immediately vested shares of Janus common stock, valued at approximately $100,000, awarded as soon as administratively practicable following each annual meeting of shareholders;
  •
  An annual retainer of $50,000;
  •
  An additional retainer of $25,000 if the director chairs the Audit Committee;
  •
  An additional retainer of $15,000 if the director chairs the Compensation Committee or Nominating and Corporate Governance Committee;
  •
  In-person Board meeting fees of $2,000 per meeting;
  •
  In-person Committee meeting fees of $1,500 per meeting;
  •
  Telephonic Board meeting fees of $1,000 per meeting; and
  •
  Telephonic Committee meeting fees of $750 per meeting.

In addition:

  •
  Upon joining the Board, a member of the Board receives a one-time restricted stock grant of Janus common stock with a three-year vesting schedule, valued at approximately $100,000;
  •
  A member serving as the lead director receives an additional annual restricted stock grant of immediately vested shares of Janus common stock valued at $35,000;
  •
  A non-executive Chairman of the Board is entitled to receive an additional one-time grant of stock options valued at approximately $300,000 that vest over a three-year period; and
  •
  A non-executive Chairman of the Board also receives an additional annual retainer of $250,000, payable in equal quarterly installments.

Finally, all members of the Board are reimbursed for reasonable travel and lodging expenses in connection with attending Board of Directors and Committee meetings. In connection with reducing Janus' cost for Board travel, the Board limits the reimbursement of expenses related to the use of private aircraft by its Board members and executive officers. A director or officer who elects to use a private aircraft for business travel for Janus will only be reimbursed for the equivalent cost of a fourteen-day advanced business class airline ticket or comparable fare for domestic flights, or the cost of a first class airline ticket for international flights (where an international flight is required). If a director travels on a commercial airliner, Janus reimburses for up to the cost of a first class airline ticket.

In addition to the compensation outlined above, the directors are entitled to the following additional benefits:

  •
  Company-owned laptop computers are provided upon a director's election to facilitate secure access to the directors' intranet Web site and email.
  •
  Director education seminars are reimbursable or paid for by Janus annually (no limit on the amount of seminars that a director can attend but we encourage at least one per year).
  •
  We maintain Director and Officer Insurance coverage and provide directors with special indemnification rights above the general rights under the Company's Certificate of Incorporation.
  •
  As a courtesy to the directors, we file any required Forms 3, 4 and 5 under Section 16 of the Securities Exchange Act of 1934 on each director's behalf.
  •
  We offer a Matching Gift Program where every dollar contributed by a director to an eligible charitable foundation is matched dollar for dollar up to $10,000.

Subject to any deferral under our Amended and Restated Director Deferred Fee Plan, the following chart shows the compensation that each independent director earned for their service in 2006:

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	All Other Compensation ($) (4)	Total ($)

Paul F. Balser	$104,250	$100,002	–	–	$204,252

Michael D. Bills	$95,000	$166,670	–	–	$261,670

G. Andrew Cox	$80,000	$100,002	–	–	$180,002

James P. Craig, III (5)	$59,750	$100,002	–	–	$159,752

J. Richard Fredericks (6)	$28,640	$57,340	–	–	$85,980

Deborah R. Gatzek	$69,500	$166,670	–	–	$236,170

Robert T. Parry	$91,000	$167,176	–	–	$258,176

Jock Patton (7)	–	–	–	–	–

Landon H. Rowland	$62,000	$100,002	–	–	$162,002

Steven L. Scheid	$312,000	$964,508	$1,005,649	$13,364	$2,295,521

Robert Skidelsky	$76,500	$100,002	–	–	$176,502

(1)
Amounts represent the annual cash retainer, the non-executive Chairman cash retainer, and Board and Committee meeting fees.
(2)
The amounts shown represent the annual stock retainer of fully vested stock in the amount of $100,002 in addition to the 2006 expense of previously granted restricted stock awards, as defined in Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123R"). Because the 2006 annual stock retainer award is fully vested, the Company recognizes the entire amount of the $100,002 stock award in 2006 in accordance with SFAS 123R. For Mr. Scheid, the amount includes the continuation of vesting of his restricted stock awards previously granted to him as an executive of the Company in accordance with the retirement benefits described below under "Retirement Benefits for our Current Chairman and our Former CEO, Steven L. Scheid." The following chart represents the Company expenses in 2006 related to grants of stock awards to the directors prior to 2006, which expenses are included in the amounts set forth in the "Stock Awards" column:

Summary of 2006 Expense of Restricted Stock Awards Granted to Directors Prior to 2006

Year of Grant	Bills	Gatzek	Parry	Scheid

2002	–	–	–	–

2003	–	–	–	–

2004	$66,668	$66,668	–	$289,854

2005	–	–	$67,174	$574,652

Total	$66,668	$66,668	$67,174	$864,506

(3)
The amounts shown represent the 2006 expense of stock option awards granted in previous fiscal years, as defined in SFAS 123R. For Mr. Scheid, the amount includes the continuation of vesting of his stock option awards previously granted to him as an executive of the Company in accordance with the retirement benefits described below under "Retirement Benefits for our Current Chairman and our Former CEO, Steven L. Scheid." The following chart represents the Company expense in 2006 related to grants of stock option awards to Mr. Scheid prior to 2006, which expense is included in the amount set forth in the "Option Awards" column:

Summary of 2006 Expense of Stock Option Awards Granted to Steven L. Scheid Prior to 2006

2004 Grant	$ 334,418

2005 Grant	$ 671,231

Total	$ 1,005,649

(4)
For Mr. Scheid, the amount includes $9,210 in benefit costs and $4,154 in tax gross-ups in accordance with the retirement benefits described below.
(5)
Mr. Craig retired from the Board in March 2007.
(6)
Mr. Fredericks joined the Board in October 2006. Upon joining the Board, Mr. Fredericks was granted a $100,000 restricted stock award that will vest over three years (2006 Company expense of $5,554), and a prorated annual stock retainer equal to $51,786.
(7)
Mr. Patton joined the Board in March 2007, and therefore did not earn any compensation in 2006.

Amended and Restated Director Deferred Fee Plan.    Under our Amended and Restated Director Deferred Fee Plan, a director may elect to defer payment of all or any part of the above director fees until his or her service as a director is terminated. All monetary fees deferred under this plan are credited during the deferred period with the gains and losses of certain Janus-affiliated mutual funds elected by the director. All stock fees deferred under this plan are converted into restricted stock units at the time of grant or at the time of vesting. A director's interest in the deferred monetary fees is payable only in cash in a single payment or in installments upon termination of service as a director. Any restricted stock units granted in connection with the deferral of stock fees are paid in the form of Janus common stock upon termination of service as a director. The Director Deferred Fee Plan is intended to comply with Section 409A of the Internal Revenue Code (the "Code"). Paul F. Balser, Michael D. Bills, G. Andrew Cox, J. Richard Fredericks, Deborah R. Gatzek, Robert T. Parry, Landon H. Rowland and Robert Skidelsky elected to participate in this plan during fiscal year 2006.

Retirement Benefits for our Current Chairman and our Former CEO, Steven L. Scheid.    In connection with our former Chief Executive Officer's (Steven L. Scheid) change in status from a full time employee, the Committee and the Board in November 2005 approved an amendment to Mr. Scheid's long-term incentive ("LTI") awards to provide for acceleration of vesting in the event Mr. Scheid is removed as a director by the Board without "cause," and confirmed its intent to continue the vesting of Mr. Scheid's LTI awards so long as he serves on the Board. In addition, the Board confirmed that Mr. Scheid will be entitled to receive compensation in accordance with Janus' policies for director compensation, consistent with his capacity as Janus non-executive Chairman. Mr. Scheid is also entitled to receive full health insurance coverage until December 31, 2008, and will be reimbursed for certain relocation expenses. Such amounts are included in "All Other Compensation" in the table above.

Notwithstanding anything to the contrary set forth in any of Janus' previous filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, that incorporated future filings, including this Proxy Statement, the following sections titled "Audit Committee Report" or "Compensation Committee Report" shall not be incorporated by reference into any such filings, except to the extent Janus specifically incorporates any of the reports by reference therein.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for monitoring (i) the integrity of the financial statements of the Company, (ii) the independent auditor's qualifications and independence, (iii) the performance of the Company's internal audit function and independent auditors, (iv) the compliance by the Company with legal and regulatory requirements, and (v) the monitoring of the Company's system of disclosure controls and its system of internal controls over financial reporting. The Audit Committee is composed of four independent directors and operates under a written charter adopted and approved by the Board. Each Audit Committee member is independent under the standards established by the Board and the NYSE.

Management has primary responsibility for the financial reporting process, including the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles. Management also has responsibility for establishing and maintaining the Company's system of internal controls over financial reporting, and assessing the effectiveness of those controls annually, as required by Section 404 of the Sarbanes-Oxley Act of 2002. The independent auditors are responsible for auditing the Company's financial statements and management's conclusion that the Company's internal control structure was effective as of December 31, 2006. Our responsibility is to monitor and review these processes. It is not the duty or responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures. Therefore, the Audit Committee has relied on the information provided to it and on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America. The Committee has also relied on the representations of the independent auditors included in their report on the Company's financial statements.

The Committee held six (6) meetings during 2006. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the internal auditors and the Company's independent auditors, Deloitte & Touche LLP. The Committee discussed with the Company's internal auditors and independent auditors the overall scope and plans for their respective audits. The Committee met with each of the internal and independent auditors and management separately and as a group to discuss the results of their examinations and their evaluations of the Company's internal controls.

The Audit Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2006, with management of the Company and Deloitte & Touche LLP. The Audit Committee also discussed with Deloitte & Touche LLP matters required to be discussed with audit committees under generally accepted auditing standards including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU Sec. 380).

The Company's independent auditors also provided the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors their independence from the Company. When considering the independence of Deloitte & Touche LLP, the Audit Committee considered whether the provision by Deloitte & Touche LLP of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining their independence.

Following our review and these meetings, discussions and reports, and subject to the limitations of our role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements for the fiscal year ended December 31, 2006, be included in the Company's Annual Report on Form 10-K filed with the SEC.

Respectfully,

Members of the Audit Committee

              Paul F. Balser, Chairman
              J. Richard Fredericks
              Deborah R. Gatzek
              Robert T. Parry

PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP
AS INDEPENDENT AUDITORS

The Audit Committee has appointed Deloitte & Touche LLP as independent auditors for the 2007 fiscal year. The Board is proposing that the appointment of Deloitte & Touche LLP be ratified by the shareholders of the Company, consistent with the Audit Committee's charter. Deloitte & Touche LLP will audit the Company's consolidated financial statements for the 2007 fiscal year and perform other services. If the appointment is not ratified by the shareholders of the Company, the Audit Committee will take that into account in determining whether to retain Deloitte & Touche LLP as independent auditors.

Fees Incurred by Company for Deloitte & Touche LLP

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Deloitte & Touche LLP for fiscal years ending December 31, 2006 and 2005, respectively.

	2006	2005

Audit Fees(1)	$785,000	$776,000
Audit-Related Fees(2)	$211,000	$152,000
Tax Compliance Fees(3)	$202,000	$348,000
Tax Consulting Fees	-	-

Total	$1,198,000	$1,276,000

(1)
Audit services consisted of the audit of the Company's consolidated financial statements included in its Annual Report on Form 10-K, attestation work required by Section 404 of the Sarbanes-Oxley Act of 2002 in order to issue an opinion on management's assessment of the effectiveness of internal controls over financial reporting, reviews of the consolidated financial statements included in its quarterly reports on Form 10-Q and other audit services that are normally provided in connection with statutory or regulatory filings.
(2)
Audit-related fees consisted of financial accounting and SEC reporting consultations, audits of the Company's benefit plans, and other audit services not required by statute or regulation.
(3)
Tax compliance fees are for services rendered based upon facts already in existence or related to transactions that have already occurred. Such services in 2006 and 2005 consisted of federal, state and local income tax return assistance; sales and use, property and other tax return assistance; assistance with tax return filings in certain foreign jurisdictions; requests for technical advice from taxing authorities; assistance with tax audits and appeals; and preparation of expatriate tax returns.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of Deloitte & Touche LLP.

Audit Committee Pre-Approval Policies and Procedures.    All services performed by Deloitte & Touche LLP after May 2004 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee in May 2003, as amended in November 2003. This policy describes the permitted audit, audit-related, tax and other services (collectively, the "Disclosure Categories") that the Company's independent auditors may perform. The policy requires that a description of the services expected to be performed by the Company's independent auditors in each of the Disclosure Categories be presented to the Audit Committee for approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

In addition, although not required by the rules and regulations of the SEC, the Audit Committee generally approves a narrow range of fees associated with each proposed service. Providing a range of fees for a service incorporates appropriate oversight and control of the independent auditor relationship, while permitting the Company to receive immediate assistance from the independent auditor when time is of the essence.

At each meeting, the Audit Committee reviews the status of services and fees incurred year-to-date against the original pre-approved services and the forecast of remaining services and fees for the fiscal year.

Attendance at Annual Meeting.    A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting with the opportunity to make a statement and to answer shareholders appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

STOCK OWNERSHIP

Stock Ownership of Certain Beneficial Owners and Management

The table below sets forth information regarding beneficial ownership of our outstanding common stock as of March 5, 2007, by (i) beneficial owners of more than 5 percent (5%) of our outstanding common stock that have publicly disclosed their ownership, (ii) each named executive officer and each member of our Board, and (iii) all of our officers and directors as a group. The Company has no knowledge of any arrangement that would at a subsequent date result in a change in control of the Company.

	Shares of Common Stock Beneficially Owned (1)
Name	Number		Percentage
Ariel Capital Management, LLC	28,851,205	(2)	15.42%
AXA Financial Inc.	26,650,783	(3)	14.24%
Blum Capital Partners, L.P.	19,391,900	(4)	10.36%
Steven L. Scheid Chairman of the Board of Directors	352,276	(5)	*
Paul F. Balser Director	161,014	(6)	*
Robin C. Beery Executive Vice President, Chief Marketing Officer	160,112	(5)	*
Michael D. Bills Director	29,983	(6)	*
Gary D. Black Director, Chief Executive Officer	1,556,525	(5)	*
Jonathan D. Coleman Executive Vice President and Co-Chief Investment Officer of JCM	596,828	(5)	*
G. Andrew Cox Director	40,308	(6)	*
James P. Craig (7) Director	42,851		*
J. Richard Fredericks Director	7,820	(6)	*
Gregory A. Frost Senior Vice President, Chief Financial Officer	74,326	(5)	*
Deborah R. Gatzek Director	29,938	(6)	*
Kelley A. Howes Senior Vice President, General Counsel and Secretary	84,223	(5)	*
Andrew J. Iseman Senior Vice President and Chief Operating Officer of JCM	80,203	(5)	*
Dominic C. Martellaro Executive Vice President	132,596	(5)	*
Robert T. Parry Director	25,952	(6)	*
Jock Patton (8) Director	5,000		*
Landon H. Rowland Director	2,315,606	(6)(9)	1.24%
Robert Skidelsky Director	46,233	(6)	*
R. Gibson Smith Executive Vice President and Co-Chief Investment Officer of JCM	276,732	(5)	*
John Zimmerman Executive Vice President	105,941	(5)	*
All Directors and Executive Officers as a Group (20 Persons) (5)(6)	6,124,466		3.27%

*
Less than 1% of the outstanding shares.

(1)
Ownership is based on the number of shares outstanding as of March 5, 2007, plus any shares that may be acquired upon the exercise of options, restricted stock unit distributions or other convertible securities that are exercisable on March 5, 2007, or will become exercisable within 60 days of that date. Except as noted, the holders have sole voting and dispositive power over the shares.
(2)
Based upon information in its Amendment No. 4 to Schedule 13G filed February 14, 2007. The address of Ariel Capital Management, LLC Inc. is 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.
(3)
Based upon information in its Amendment No. 1 to Schedule 13G filed February 13, 2007. The address of AXA Financial Inc. is 1290 Avenue of the Americas, New York, New York 10104.
(4)
Based upon information in its Amendment No. 3 to Schedule 13D filed June 16, 2006. The address of Blum Capital Partners, L.P. is 909 Montgomery Street, Suite 400, San Francisco, California 94133.
(5)
Under applicable law, shares that are held indirectly may also be considered beneficially owned. Such shares included in the amounts shown above are as follows: Mr. Scheid owns 824 shares held in the Company ESOP; Mr. Black owns 824 shares held in the Company ESOP; Ms. Beery owns 6,312 shares held in the Company ESOP; Mr. Coleman owns 9,111 shares held in the Company ESOP; Mr. Frost owns 3,209 shares held in the Company ESOP; Ms. Howes owns 9,111 shares held in the Company ESOP; Mr. Iseman owns 2,623 shares held in the Company ESOP; Mr. Martellaro owns 326 shares held in the Company ESOP; Mr. Smith owns 2,366 shares held in the Company ESOP; and Mr. Zimmerman owns 689 shares held in the Company ESOP.
(6)
Includes restricted stock units held by certain directors. Such restricted stock units do not have any voting rights, are entitled to dividend equivalents, and will be paid in shares of Company common stock upon termination of service as a director, all in accordance with the Amended and Restated Director Deferred Fee Plan. The restricted stock units included in the amounts shown are as follows: Mr. Balser holds 23,378 units; Mr. Bills holds 26,123 units; Mr. Cox holds 29,036 units; Mr. Fredericks holds 7,820 units; Ms. Gatzek holds 14,821 units; Mr. Parry holds 16,489 units; Mr. Rowland holds 6,628 units; and Lord Skidelsky holds 18,374 units.
(7)
Mr. Craig retired as a Board member on March 12, 2007.
(8)
Mr. Patton joined the Board on March 12, 2007, to fill the vacancy left by Mr. Craig's retirement.
(9)
Mr. Rowland owns 520,000 shares held in two revocable trusts of which he is trustee. Mr. Rowland is also deemed to beneficially own 6,959 shares held by his wife in a revocable trust of which she is trustee and 2,015 shares held by his wife in her name only.

EXECUTIVE OFFICERS OF THE COMPANY

The following is a list of individuals serving as executive officers of the Company or a direct subsidiary as of the date of this Proxy Statement. All Company executive officers are elected annually and serve at the discretion of the Company's Board of Directors.

Name	Age	Position

Gary D. Black	47	Chief Executive Officer and member of the Board of Directors

Robin C. Beery	39	Executive Vice President and Chief Marketing Officer

Jonathan D. Coleman	36	Executive Vice President and Co-Chief Investment Officer of JCM

Gregory A. Frost	36	Senior Vice President and Chief Financial Officer

Kelley A. Howes	41	Senior Vice President, General Counsel and Secretary

Andrew J. Iseman	42	Senior Vice President and Chief Operating Officer of JCM

Dominic C. Martellaro	45	Executive Vice President and Managing Director of Janus Global Advisors

R. Gibson Smith	39	Executive Vice President and Co-Chief Investment Officer of JCM

John W. Zimmerman	44	Executive Vice President and Managing Director of Janus Institutional Asset Management

Gary D. Black's biographical information is included under "Proposal No. 1 – Election of Directors, Directors Continuing in Office – Terms Expiring in 2008" above.

Robin C. Beery has served as Executive Vice President of the Company since February 2005, and Chief Marketing Officer of the Company since January 2003. She served as Senior Vice President of the Company from August 2003 to January 2005, and as Vice President of the Company from January 2003 to August 2003. She has served as Chief Marketing Officer and Vice President of JCM since April 2002. She previously served as Vice President and Director of Marketing and Communications for JCC from January 1997 to April 2002 and Assistant Vice President of Retail Marketing for JCC from January 1997 to January 1999.

Jonathan D. Coleman has been Executive Vice President and Co-Chief Investment Officer ("Co-CIO") of JCM since November 2006. In addition to his Co-CIO duties, he is Portfolio Manager for the U.S.-based Janus Enterprise Fund and other mid-cap growth portfolios sold through intermediary and institutional channels. In 1994, Mr. Coleman joined Janus as a research analyst and from 1997 through 2000, he co-managed Janus Venture Fund.

Gregory A. Frost has served as Senior Vice President of the Company since February 2005, and Chief Financial Officer since March 2007. He previously served as Controller of the Company from January 2003 to February 2007 and for JCM (and JCC prior to the formation of JCM) since January 2002. He previously served as Vice President of the Company from January 2003 to January 2005, and served as Controller and Assistant Treasurer for JCC from December 1997 to December 2001.

Kelley A. Howes has served as Senior Vice President, General Counsel and Secretary of the Company since March 2007. For JCM (and JCC prior to the formation of JCM), she served as Senior Vice President from August 2004 to March 2007 and General Counsel from February 2004 to March 2007. She served as Vice President of Domestic Funds from August 2002 to August 2004 and Assistant General Counsel from December 1999 to February 2004. She served as a member of the Board of Directors of JCC from February 2002 to May 2002. She previously served as Vice President from December 1999 to August 2002 and as Assistant Vice President from December 1997 to December 1999.

Andrew J. Iseman has served as Senior Vice President and Chief Operating Officer of JCM since February 2007. He previously served as Senior Vice President of Enhanced Investment Technologies, LLC ("INTECH") from May 2005 to March 2007. He served as Vice President of JCM from January 2003 to May 2005. Prior to joining Janus, Mr. Iseman served as Vice President and Chief Operating Officer of Berger Financial Group LLC from 1999 to January 2003.

Dominic C. Martellaro has served as Executive Vice President and Managing Director of Global Advisors of the Company and JCM since February 2005. He served as Senior Vice President of JCM from August 2004 to February 2005. He previously served as Managing Director at Front Point Partners from March 2003 to August 2004, and at Morgan Stanley Investment Management from December 1995 to March 2003.

R. Gibson Smith has been Executive Vice President and Co-CIO of JCM since November 2006. In addition to his Co-CIO duties, he is Portfolio Manager of the High Yield discipline, Short Duration discipline and Co-Portfolio Manager of the Balanced discipline. Prior to joining Janus in January 2001, Mr. Smith worked in the fixed-income division at Morgan Stanley.

John W. Zimmerman has served as Executive Vice President and Managing Director of Institutional Asset Management of the Company and JCM since February 2005. He served as Senior Vice President of the Company and Senior Vice President of Institutional Asset Management of JCM from June 2004 to February 2005. He previously served as Managing Director of the Institutional Client Service Group from June 2003 to June 2004, and as Managing Director of Banc of America Capital Management from January 2000 to May 2004.

COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW OF OUR EXECUTIVE COMPENSATION PROGRAM

Janus' compensation programs are designed to attract, motivate and retain highly qualified executives, senior professionals and other key employees who are critical to Janus' long-term success. Our success is driven by many factors, which primarily include maintaining consistently strong fund performance, increasing long-term net flows, improving operating margins, continuing to improve and leverage Janus' and INTECH's brand images, developing innovative products and programs, continuing to build-out our distribution channels, and mentoring and developing our future leaders.

Janus' executive compensation program generally consists of three overall compensation components – fixed compensation, variable cash compensation and long term incentive ("LTI") compensation – each of which are described more fully below. Our general compensation philosophy is that the total compensation for individuals should vary with Janus' performance in achieving both annual financial goals and annual key strategic objectives while recognizing individual performance. With respect to the Chief Executive Officer ("CEO") and other executive officers in the operational and administrative functions, Janus targets above-market total compensation for individuals with consistently superior performance and work experience. With respect to the Co-Chief Investment Officers ("Co-CIOs") and other members of the portfolio management team, the total compensation is based primarily on the performance of the mutual funds and portfolios that each individual manages or supports, and we strive to pay in the top quartile for superior performance. We target above-market compensation levels to attract top industry talent which we see as essential to our long-term success and competitiveness.

Moreover, in our strive to better align the long-term interests of Janus' executives with the public and fund shareholders, we have implemented a significant LTI component to each executive's total compensation, and have created executive ownership guidelines for both Janus Capital Group Inc. common stock and Janus-affiliated mutual funds.

  Use of Compensation Consultants.    The Compensation Committee ("Committee") of Janus' Board of Directors ("Board") retains and utilizes the expertise and advice of an independent compensation consultant, Johnson & Associates, Inc. (the "Committee Consultant"), a firm which specializes in the financial services sector and provides market compensation data and trends of relevant competitors. Compensation consultants were also retained by management to assist with analyses and recommendations to the Committee on various compensation programs.

  Benchmarking With Peer Group Comparisons.    The Committee and our Human Resources Department use a peer group to benchmark the appropriateness and competitiveness of Janus' compensation programs. The evaluated comparative market information focuses on compensation in asset management companies and mutual fund companies. We believe that a broad sampling of companies in our industry provides a reliable representation of the labor market for Janus executives, but where appropriate, compensation market data is adjusted to reflect compensation levels at companies similar in size or other relevant characteristics. The Committee Consultant annually presents the composition of the peer group to the Committee and the Committee reviews and discusses such proposed peer group with management. The Committee, the Committee Consultant and members of management then look more extensively at a number of factors, particularly an analysis of the Company's and individual performance, profitability and size of the individual companies in the peer group, as well as the anticipated level of difficulty in replacing members of senior management with individuals of comparable work experience and skill. After consideration of the compensation data, our performance as compared to the peer group, and the recommendations and advice of the Committee

  Consultant, the Committee determines our executives' base salaries and target variable compensation levels.

  Total Compensation Review.    When considering any aspect of an executive's compensation, the Committee also initiates its evaluation with a review of a "tally sheet" that lists each component of such executive's compensation and benefits and aggregates the value of each component into a total compensation amount. In addition to general compensation components (base, variable cash and LTI compensation), the tally sheets include amounts that may be received through deferred compensation, severance payouts and other benefits that may not be available to other Company employees ("perquisites"). The Committee strives to understand all components of executive compensation and annually reviews the total compensation that is potentially payable to the executive group under various possible scenarios, including changes to Janus' stock price, death, disability, retirement, voluntary termination, termination with and without cause and a change of control of Janus.

  As part of the tally sheet review process, the Committee undertakes a "wealth accumulation analysis" when analyzing and assessing the annual total compensation of applicable senior executive officers. A "wealth accumulation analysis" is a review of the past, present and future values generated by the Company from target cash and LTI compensation, including past and future awards of restricted stock, stock options and Janus mutual fund units (more fully described below under the "Description of our Long-Term Incentive (LTI) Programs" section) using projections for potential payouts based on above and below target amounts of Janus' stock price and mutual fund performance over five years.

  Allocation Among Compensation Components.    Under our compensation structure, the mix of fixed compensation, variable cash compensation and LTI compensation in 2006 varied depending upon level:

	Typical Fixed Compensation	Typical Variable Cash Target	Typical LTI Target
Chief Executive Officer	10%	55%	35%
Executive Vice Presidents	20%	50%	30%
Co-Chief Investment Officers	20%	50%	30%

  In allocating compensation among these elements, we believe that the compensation of our senior-most levels of management – the levels of management having the greatest ability to influence Janus' performance – should be predominately performance-based. In making this allocation, we rely in part upon advice of the Committee Consultant. In 2006, the Committee Consultant performed a study of the compensation practices of Janus and a group of comparable companies. Although each of the companies have a different compensation structure, all appear to provide their senior management with fixed compensation of approximately 20 percent to 40 percent of overall compensation, target variable cash of approximately 30 percent to 60 percent of overall compensation, and LTI compensation of approximately 20 percent to 40 percent of overall compensation. Within these ranges, we selected allocations that we believe are consistent with our overall compensation philosophy previously described.

FIXED COMPENSATION

The quality of the Company's leadership impacts its performance, and therefore the purpose of our compensation policies and programs, including base salary, is to attract and retain high quality executives. Fixed compensation for executives is based on competitive market practices, individual contribution and performance, and level of responsibility. The Co-CIOs' fixed compensation in 2006 included an adjustment based on the level of assets they managed. The executive officers' fixed compensation is shown in the "Salary" column of the "Executive Compensation – Summary Compensation Table" below. After consultation with the Committee Consultant, the Committee takes into consideration a variety of factors in determining base salaries for executive officers, including:

  •
  The nature and responsibility of the position;
  •
  The experience and contribution of the individual executive;
  •
  To the extent available, salary norms for persons in similar positions at comparable companies;
  •
  Internal equity with respect to other Janus employees; and
  •
  The recommendation of the Chief Executive Officer (except in the case of his own compensation).

For 2006, the Committee took into account the contribution and scope of responsibility of each executive and the available market data and approved an increase in Gary Black's base salary from $500,000 to $800,000 to reflect his new role and responsibilities as CEO and to apply a consistent rate with Janus' prior CEO and the CEOs of comparable companies. All of the other executive officers named in the "Executive Compensation – Summary Compensation Table" below maintained the same base salary in 2006 as in 2005.

For 2007, the Committee took into account the contribution and scope of responsibility of each executive and the available market data and approved a base salary increase for both Dominic Martellaro and John Zimmerman. All of the other current executive officers named in the "Executive Compensation – Summary Compensation Table" below will maintain the same base salary in 2007 as in 2006; except that the Co-CIOs will have a base salary of $500,000 that is no longer adjusted upward based on the amount of assets that the individual Co-CIO manages.

VARIABLE CASH COMPENSATION

Janus provides its executives with the opportunity to earn variable cash compensation based on a combination of individual and corporate performance, but the actual awards can vary significantly among recipients.

  Variable Cash Compensation Program for the CEO and the Executive Vice Presidents

  All variable cash compensation of the CEO and the Executive Vice Presidents is based upon performance objectives – both financial and strategic. At the 2003 Annual Meeting of Shareholders, our shareholders approved the Management Incentive Compensation Plan which describes performance criteria that can be used in setting variable cash compensation for selected officers and employees. The Committee, working with senior management and the Committee Consultant, sets financial performance goals and certain key strategic objectives for Janus which will supplement the performance targets set in compliance with Section 162(m) of the Internal Revenue Code (as described below under "Compliance with Section 162(m) and Other Tax Matters"). The Committee puts a weight on each of the measurements as it deems appropriate for each fiscal year. These financial performance goals and key strategic objectives establish the maximum amount of funding for the entire pool of variable compensation for eligible executives and employees, and also to establish the maximum possible payout per person for the applicable year. The determination of bonus and LTI awards for each executive will be based upon his or her individual performance and satisfaction of these measurements.

  The Committee reviewed all components of the named executive officers' compensation, including salary, bonus and LTI compensation, the benefit and cost of all perquisites and other personal benefits, and the actual projected payout obligations under several potential severance and change-in-control scenarios. In the process of reviewing each compensation component, the Committee worked with its Committee Consultant and Janus' Human Resources Department to review information comparing each named executive officers compensation to other comparable positions at comparable companies and also information showing the relationship between each management level of compensation within Janus, including a review of the results of each executive officers tally sheet, benchmark data and wealth accumulation analysis.

  2006.    For fiscal 2006, the Committee determined that the below Financial Performance Goals and the Key Strategic Objectives would be given equal weight (50 percent each) for funding purposes to reflect the Committee's view that the Key Strategic Objectives are as equally important (as a whole) to the financial goals of Janus to generate long-term shareholder value.

  In January 2006, the Committee established the "Financial Performance Goals" criteria based on: (i) adjusted operating margins (2006 range: less than 22 percent to greater than 30 percent), and (ii) long-term net flows into the Janus-affiliated mutual funds (2006 range: any negative net flows to greater than $8 billion in positive net flows). For this 50 percent of the total variable compensation funding, the Committee established the desired target performance level for each Financial Performance Goal to determine the target funding amount. The Committee then set the funding ranges between 0 percent and 200 percent of the target funding amount based on several thresholds of potential Company performance under the Financial Performance Goals.

  For the remaining 50 percent of the total variable compensation funding calculation, the Committee established the following Key Strategic Objectives for 2006:

    •
    Maintain consistent, strong investment performance with its Janus-affiliated mutual funds;
    •
    Leverage and expand the product line with a focus on leveraging the INTECH brand across additional sectors and rationalizing our growth product line-up;
    •
    Expand Janus' diversified distribution channels with continued investment in our intermediary and institutional channels;
    •
    Strengthen and leverage Janus' brand recognition and overall image; and
    •
    Enhance the alignment of employee and Janus interests.

  Based upon Janus' 2006 performance under the Financial Performance Goals and its accomplishments under the 2006 Key Strategic Objectives, the Committee determined in January 2007, with advice from the Committee Consultant, that 95 percent of target was an appropriate and reasonable rate to be applied to the variable compensation plan for purposes of funding the variable cash compensation and the LTI pools (the LTI compensation component is more fully described below under "Description of our Long-Term Incentive (LTI) Programs"). The components of the named executive officers' compensation for fiscal year 2006 are identified in the section titled "Executive Compensation – Summary Compensation Table" below.

  2007.    For fiscal 2007, the Committee decided that Janus' Financial Performance Goals and the Key Strategic Objectives will continue to be given equal weight for funding purposes to reflect the Committee's view that our key strategic objectives remain equally important as the financial goals in order to generate long-term shareholder value.

  The Committee maintained the same two Financial Performance Goals: (i) adjusted operating margins (2007 range: less than 24 percent to greater than 32 percent), and (ii) long-term net flows into the Janus-affiliated mutual funds (2007 range: any negative net flows to greater than $6 billion in positive net flows). For this 50 percent of the total variable compensation funding, the Committee followed the same process as in 2006 by establishing the desired target performance level for each Financial Performance Goal to determine the target funding amount. The Committee then set the funding ranges between 0 percent and 200 percent of the target funding amount based on several thresholds of potential Company performance under the Financial Performance Goals.

  For the remaining 50 percent of the total variable compensation funding calculation, the Committee established the following Key Strategic Objectives for 2007:

    •
    Maintain consistent, strong investment performance with its Janus-affiliated mutual funds;
    •
    Leverage and expand the product line based on existing and further developed competencies;
    •
    Expand Janus' institutional, intermediary and international distribution channels;
    •
    Strengthen Janus' overall image; and
    •
    Continue to enhance the alignment of Janus employees' and Janus shareholders' interests.

  In January 2007, the Committee also reviewed and approved the named executive officers' target bonus and LTI amounts for 2007.

  Co-CIOs Variable Cash Compensation Programs

  Each Co-CIO is compensated for their roles as both a Chief Investment Officer and a portfolio manager. In connection with their role as portfolio managers, each Co-CIO is compensated for his performance with managing one or more mutual funds, portfolios, or accounts affiliated with Janus (collectively, the "Managed Funds") consistent with the then-existing general portfolio manager compensation plan, which for 2006 was primarily based on one- and three-year performance compared to the applicable peer group. By focusing portfolio manager-based variable compensation on fund performance, we believe this appropriately aligns the interest of our portfolio managers with the fund shareholders.

  In addition to their general portfolio manager compensation plan and compensation as chief investment officers of certain investment discipline teams in 2006, the Co-CIOs will begin receiving compensation in 2007 under a separate variable compensation plan (the "Co-CIO Plan") to recognize their increased management responsibilities for Janus' investment management team and their membership on Janus' Executive Committee (the primary executive body that manages Janus' day-to-day operations and establishes its strategic vision). Such variable compensation is currently designed to be based on the same financial performance goals and key strategic measures as the other named executive officers (more fully described above). Consistent with the variable compensation paid to the other executive officers, the Committee, working with senior management and the Committee Consultant, sets these performance and strategic goals which supplement the performance targets set in compliance with Section 162(m) (as described below under "Compliance with Section 162(m) and Other Tax Matters"). The material terms of the general portfolio manager compensation plan and the Co-CIO Plan are described more fully under the "Employment Agreements with Named Executive Officers" section located later in this Proxy Statement.

DESCRIPTION OF OUR LONG-TERM INCENTIVE (LTI) PROGRAMS

The use of LTI compensation is an important part of our overall variable compensation philosophy. The primary driver behind the use of LTI compensation is to further align Company and employee performance with the interests of our public company shareholders and Janus-affiliated mutual fund shareholders and to deliver levels of compensation that are commensurate with performance. In general, LTI awards are intended to be competitive with those offered by comparable companies as indicated by the Committee Consultant while reflecting the Company's performance. Key elements of the LTI program include:

  •
  Generally between 33 percent and 40 percent of total variable compensation to the CEO, Executive Vice Presidents, Co-CIOs, Senior Vice Presidents, portfolio managers and analysts will be in the form of LTI awards;

  •
  LTI awards to senior management will consist of a mixture of restricted stock, stock options and Janus mutual fund units to align each executive's total variable compensation with both Janus' public shareholders and Janus-affiliated mutual fund shareholders;

  •
  Ownership guidelines have been implemented for executive officers and directors of Janus and key employees of Janus' subsidiaries with respect to Company equity and Janus-affiliated mutual funds;

  •
  All LTI awards are subject to a four-year vesting schedule (subject to a shorter schedule for new hires);

  •
  The four-year vesting schedule for LTI awards includes the potential for partial accelerated vesting if we meet a pre-established financial performance measurement;

  •
  Stock options have a term of seven (7) years; and

  •
  All LTI awards are granted pursuant to written granting procedures that primarily govern the date of grant for each award.

General.    In determining the amount of individual awards, the Committee strives to strike a balance between the cost of the LTI awards to Janus and providing a meaningful incentive to the recipient to remain employed at Janus. To determine both aggregate and individual awards, the Committee: (i) establishes the individual executive officer's LTI target amount in the first quarter of the year; (ii) assesses Janus' actual performance against each of the performance goals and key strategic objectives established at the outset of the year to make its determination for the funding for LTI awards (as more fully described under "Variable Cash Compensation" above); and (iii) adjusts the award amount to reflect an individual executive officer's contribution and performance.

Our practice is to first determine the dollar amount of LTI compensation that we want to provide each executive officer and to then grant: (i) a number of shares of restricted stock that have a fair market value equal to the dollar amount of designated LTI compensation on the date of grant; (ii) a number of stock options that have an exercise or strike price equal to the fair market value on the date of grant and using the Black-Scholes stock option valuation model to calculate the value of each stock option; and (iii) a dollar value for each mutual fund unit award. The fair market value of Janus stock is determined by taking the average of the high and low trading prices on the date of grant as such prices are listed on the New York Stock Exchange.

Mix of Stock Options, Restricted Stock and Janus Mutual Fund Units.    Our LTI philosophy contemplates that LTI compensation will generally take the form of a mix of restricted stock, stock options and Janus mutual fund units. Due to adverse tax consequences in various countries, we generally grant restricted stock units to eligible foreign employees. A restricted stock unit provides the recipient with a right to receive Janus stock at the time of vesting and does not provide any voting rights until such vesting date.

For 2006 and 2007 grants, the total value of a LTI award was typically broken down equally among the three types; however, portfolio managers received a larger percentage in the form of mutual fund units. For grants made in 2008, the total value of a LTI award will be granted to most recipients in the following manner: (i) 50 percent of the LTI award will be granted to the recipient in the form of Janus mutual fund units; and (ii) 50 percent of the LTI award will be granted to the recipient in the form of restricted stock and stock options. By granting a 50 percent/50 percent mix of equity-based and mutual fund-based awards, we believe the recipients' interests will be equally aligned with both of Janus' main constituents: our public company shareholders and Janus fund holders. To improve the ability of the recipient to determine the leverage opportunities and underlying risk associated with its equity-based awards, a recipient of 2008 grants will be provided with the opportunity to adjust the allocation between restricted stock and stock options to one of the following three weightings: (i) 75 percent restricted stock and 25 percent stock options, (ii) 50 percent restricted stock and 50 percent stock options, or (iii) 25 percent restricted stock and 75 percent stock options. The Committee may in the future make adjustments to this mix of award types or allocation election rights. The Committee may also approve different award types as part of the overall LTI award for its senior management, such as restricted stock units, cash-settled stock appreciation rights or stock-settled stock appreciation rights.

For 2006 performance, the Committee approved the grant of 1,819,396 stock options and 902,907 shares of restricted stock under Janus' 1998 Long-Term Incentive Stock Plan and Janus' 2005 Long-Term Incentive Stock Plan, and $26,527,578 worth of mutual fund units under the Amended and Restated Mutual Fund Share Investment Plan, with such grants including 250,236 stock options, 83,612 shares of restricted stock and $2,440,339 of mutual fund units for the named executive officers.

Granting Procedures for Long-Term Incentive Awards.    Effective August 1, 2006, all awards made pursuant to any LTI plan or under the director compensation program must be made in compliance with the following grant procedures adopted by the Committee. Generally, all LTI awards approved by the Committee, any Special Committee or the CEO shall have a "grant date" of the earlier of: (i) the second Friday after Janus' next trading window opens following the approval date; (ii) the first trading day immediately following the applicable Company open trading window in the event such second Friday is not a trading day under subsection (i) above; or (iii) the first trading day that is at least 60 calendar days following the approval date. No LTI award will be granted so as to be effective or priced as of a date that is earlier than the approval date and no award can be made prior to an individual's start date. We have not granted, and will continue to not grant, stock options with exercise prices below the market price of Janus' common stock on the date of grant and will not reduce the exercise price of stock options without shareholder approval.

The Committee has delegated a limited right to Janus' CEO and also to a Special Committee consisting of the CEO and CIO of INTECH to approve and grant LTI awards to new hires and to address immediate retention needs, limited in both the amount any one individual may receive and the total amount that can be granted per calendar year. Janus' CEO also has the authority to grant discretionary de minimis awards to recognize individual performance. The Committee implemented this delegated right to reduce the risks associated with delays in obtaining Committee approval, including the attraction of talented new hire candidates with offers from other competitors and the potential departure of current key employees to competitors.

Ownership Guidelines.    As part of the current LTI compensation philosophy, the Committee has established new Janus equity and mutual fund ownership guidelines for executive officers of Janus and key employees of Janus affiliates, including those named in the "Executive Compensation—Summary Compensation Table" below. These officers and employees will be expected, over time, to acquire and hold Company-based equity (common stock and in-the-money stock options) and Janus-affiliated mutual funds between one to four times their base salary, depending on their target total compensation and whether they are a member of the Executive Committee, as follows:

Total Target Compensation	Ownership Guidelines
Executive Committee Members	4x Base Pay
$1.5 million and above	4x Base Pay
$500,000 to $1.499 million	2x Base Pay
$250,000 to $499,000	1x Base Pay
Under $250,000	None

The above ownership guidelines are equally applied to Company equity-based holdings and Janus-affiliated mutual fund holdings (e.g. to satisfy an ownership guideline of four (4) times base salary, an individual must own two (2) times his or her base salary in the form of Company stock and in-the-money stock options, and two (2) times his or her base salary in the form of Janus-affiliated mutual funds). Officers and employees that have been included in previously established ownership guidelines are still expected to meet the above ownership guidelines by the end of 2009, while employees that either: (i) become subject to the new ownership guidelines, (ii) subsequently fall under a higher target compensation level, or (iii) become a member of the Executive Committee, are expected to comply with the applicable ownership level within five years from such triggering event (absent unusual circumstances). The Committee believes that these ownership guidelines further enhance the alignment of each executive's interests with corporate and fund shareholder interests, and thereby promote the ultimate objective of increasing long-term shareholder value.

DEFERRED COMPENSATION PROGRAM

Under the Janus Executive Income Deferral Program established in November 2004, the named executive officers and other executives of the Company and its affiliates may elect to defer payment of up to 50 percent of their base salary and all or a portion of their annual cash bonus (and commissions, if applicable). All compensation deferred under this plan is credited during the deferred period with the gains and losses of certain Janus-affiliated mutual funds selected by the participant. A participant's interest in the deferred compensation is payable only in cash in a single payment or in installments upon either a specified date (at least two years after the deferral), separation from service or retirement. The Janus Executive Income Deferral Program is designed and intended to comply with Section 409A of the Code and was adopted to provide eligible participants with an additional benefit provided by Janus' competitors and which may help Janus attract and retain top talent. Messrs. Martin and Smith elected to participate in this deferral program in 2006, and no senior executive is participating in this program in 2007.

SEVERANCE AND CHANGE IN CONTROL AGREEMENTS

  Severance Guidelines. We believe that Janus should provide reasonable severance benefits to employees whose employment is involuntarily terminated without individual performance issues. With respect to senior management, these severance benefits should reflect the fact that it may be difficult for employees to find comparable employment within a short period of time. A description of the severance rights of each named executive officer is outlined below in the "Executive Compensation" section under "Termination and Change in Control Arrangements with Named Executive Officers."

  Change in Control. It is our belief that the interests of stockholders will be best served if the interests of our senior management are aligned with them, and providing change in control benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential change in control transactions that may be in the best interest of shareholders. Relative to the overall value of Janus, these potential change in control benefits are relatively minor and we believe that these benefits are consistent with the general practice among our peers based upon information provided by our outside legal counsel. The change in control benefits are based on a "double trigger" approach and only arise if there is a substantial adverse change to their employment arising from, or within two years after, a change in control of Janus. More particularly, on December 27, 2004, the Board approved, as recommended by the Committee, certain change in control guidelines for senior executives of the Company (including the named executive officers), all portfolio managers of Janus mutual funds and certain executives of Company subsidiaries in order to provide severance benefits as a result of termination of employment (other than for cause) or a resignation for "good reason" within two years following a change in control. A description of the change in control severance rights of each named executive officer is outlined below in the "Executive Compensation" section under "Termination and Change in Control Arrangements with Named Executive Officers."

PERQUISITES AND OTHER BENEFITS

We annually review the perquisites that senior management receives. Besides the opportunity to participate in the Executive Income Deferral Program and certain change in control protections, the Company generally provides broad-based perquisites to its executives and other Janus employees. Although some of our competitors may provide their executives with special perquisites, the Company believes that by providing above-market total compensation targets for strong individual performance and work experience and providing above-market welfare and retirement benefits, the executive officers' overall compensation and benefits program provide an adequate level to attract and retain top talent. The executives and all other employees participate in various benefit programs such as medical, dental and vision insurance, life insurance, charitable gift matching by Janus (limited to $10,000 per employee per year), both short and long-term disability, and employer contributions to the Janus 401(k), Profit Sharing and Employee Stock Ownership Plan. Relocation benefits also are reimbursed and grossed up for taxes, but are individually negotiated when an employee is hired. Janus provides such additional benefits to compete with (or further set itself apart from) its competitors when attracting and retaining top talent.

COMPLIANCE WITH SECTION 162(m) AND OTHER TAX MATTERS

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation greater than $1 million paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

The policy of Janus with respect to the tax deductibility of executive compensation is to generally structure programs to achieve deductibility under Section 162(m). In order to ensure that bonuses and LTI awards paid to executives who are subject to Section 162(m) will be deductible by Janus, the specified performance thresholds for funding under the executive total variable compensation plan must be satisfied before the plan is funded and individual payments are made. Our Committee previously concluded that the adverse tax consequences to Janus of paying fixed compensation and other non-performance based compensation in excess of $1 million (generally only the first $1 million of non-performance based compensation is deductible for federal income tax purposes) were significant enough to maintain fixed compensation at or below $1 million.

The Committee will strive to preserve the deductibility of executive compensation under Section 162(m), but the Committee reserves the flexibility to take actions that may be based on considerations in addition to tax deductibility. The Committee believes that shareholder interests are best served by not restricting the Committee's discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Committee may from time to time approve components of compensation for certain officers that are not deductible. In addition, we anticipate that some variable compensation paid to the Co-CIOs that was awarded to them prior to becoming named executive officers will not satisfy Section 162(m) performance-based requirements, and as a result, a portion of the Co-CIOs' compensation may not be deductible by us.

As more fully described in "Executive Compensation" section titled "Termination and Change in Control Arrangements with Named Executive Officers," if any payment or benefit due and payable under the change in control agreements for the named executives causes any excise tax imposed by Section 4999 of the Code to become due and payable by the named executive, Janus has agreed to pay such impacted named executive a "gross-up" payment so that he or she is in the same after-tax position as he would have been had the excise tax not been payable. Janus believes that providing such tax "gross-up" protection should eliminate, or at least reduce, the reluctance of senior management to pursue potential change in control transactions that may be in the best interest of shareholders. As further supported below, the tax "gross up" benefit is a relatively minor expense to Janus, and we believe that this benefit is consistent with the general practice among our peers based upon information provided by our compensation consultants. Assuming for purposes of this calculation that the named executives employment were terminated after a change in control of Janus and Janus stock price was $21.65 per share (all LTI awards accelerate upon a change in control), Gibson Smith is the only named executive who potentially would be subject to such excise tax upon a change in control of Janus, and as a result, Janus would pay an additional $75,000 in tax gross up.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board is primarily responsible for reviewing, approving and overseeing Janus' compensation plans and practices, and works with management and the Committee Consultant to establish Janus executive compensation philosophy and programs. The Compensation Committee is composed entirely of independent directors, as defined under our Corporate Governance Guidelines and the NYSE Listing Standards. The members of the Committee at the end of the 2006 fiscal year were Michael D. Bills (Chairman), G. Andrew Cox and Robert Skidelsky.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis Section with management. Based upon this review and discussion, the Committee has recommended to the Board that the Compensation Discussion and Analysis section be included in this Proxy Statement.

Respectfully,

Members of the Compensation Committee

  Michael D. Bills, Chairman
  G. Andrew Cox
  Robert Skidelsky

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table contains information about the compensation that Janus paid to the individuals who served as its Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers of Janus (the "named executive officers") during 2006 for services rendered to Janus.

Name and Principal Position	Year	Salary ($)		Compensation Cost of Stock Awards ($)(4)	Compensation Cost of Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)(7)	Total ($)(8)

Gary D. Black Chief Executive Officer (1)	2006	$800,000		$2,031,104	$3,050,200	$8,624,694	(6)	$30,504	$14,536,502

David R. Martin Executive Vice President, Chief Financial Officer (2)	2006	$375,000		$204,708	$179,712	$870,000	(9)	$42,935	$1,672,355

Jonathan D. Coleman, Co-Chief Investment Officer of JCM (3)	2006	$800,000	(10)	$1,228,827	$472,189	$3,952,500	(11)	$25,055	$6,478,571

R. Gibson Smith, Co-Chief Investment Officer of JCM (3)	2006	$1,000,000	(12)	$354,803	$361,729	$1,606,875	(13)	$23,737	$3,347,144

Robin C. Beery Executive Vice President, Chief Marketing Officer	2006	$375,000		$1,063,488	$395,559	$1,252,344	(14)	$25,390	$3,111,781

(1)
Mr. Black served as Chief Investment Officer until November 5, 2006.
(2)
Mr. Martin's employment ended on March 2, 2007.
(3)
Messrs. Coleman and Smith assumed the role of Co-Chief Investment Officers of JCM beginning on November 6, 2006.
(4)
The amounts shown represent the 2006 compensation expense of restricted stock awards granted in 2006 and in previous fiscal years, as defined in SFAS 123R. The value of each stock award is determined by multiplying the fair market value of the Company's common stock on the grant date (the average of the high and low trading price on the grant date) by the number of shares that were granted. The following chart represents the Company expenses in 2006 related to grants of stock awards made to the named executive officers prior to 2006 or in 2006, which expenses are included in the amounts set forth in the "Compensation Cost of Stock Awards" column above:

Summary of 2006 Compensation Expense of Restricted Stock Awards Granted to the Executive Officers

Year of Grant	Black	Martin	Coleman	Smith	Beery

2002	–	–	$1,126,840	$322,712	$925,392

2003	–	–	–	–	–

2004	$1,566,669	–	–	–	–

2005	$244,426	$137,501	–	–	$73,341

2006	$220,009	$67,207	$101,987	$32,091	$64,755

Total	$2,031,104	$204,708	$1,228,827	$354,803	$1,063,488

(5)
The amounts shown represent the 2006 compensation expense of stock option awards granted in 2006 and in previous fiscal years, as defined in SFAS 123R. The dollar value of stock option awards was determined pursuant to SFAS 123R utilizing assumptions discussed in Note 13 to Janus' financial statements for the year ended December 31, 2006. The following chart represents the Company expenses in 2006 related to grants of stock option awards made to the named executive officers prior to 2006 or in 2006, which expenses are included in the amounts set forth in the "Compensation Cost of Option Awards" column above:

Summary of 2006 Compensation Expense of Stock Option Awards Granted to the Executive Officers

Year of Grant	Black	Martin	Coleman	Smith	Beery

2002	–	–	$78,441	–	$27,619

2003	–	–	$92,370	$30,549	$13,682

2004	$2,419,125	–	$199,399	$299,099	$166,166

2005	$411,071	$112,499	–	–	$123,338

2006	$220,004	$67,213	$101,979	$32,081	$64,754

Total	$3,050,200	$179,712	$472,189	$361,729	$395,559

(6)
The amount shown includes (i) $3,800,000 earned under the 2006 Variable Compensation Plan in accordance with the achievement of pre-determined performance goals as certified by the Compensation Committee and his individual performance; (ii) $4,000,000 earned under a one-time fund performance award (granted in April 2004 when Mr. Black joined Janus) based on the average asset-weighted performance of all branded funds, institutional separate accounts, sub-advised funds and commingled pools managed or advised by Janus or its affiliates; and (iii) $824,694 from the vesting of a previously granted mutual fund unit award (granted in April 2004 when Mr. Black joined Janus). Mutual fund unit awards are deferred under a deferred compensation arrangement that is based on the performance of selected Janus-affiliated mutual funds.

(7)
The amounts shown include the following:

Name	ESOP Contribu- tions	Profit Sharing Contribu- tions	401(k) Contribu- tions	Group Term Life Insurance Premiums	Cash Dividends on Unvested Restricted Stock	Relocation Assistance	Total

Gary D. Black	$7,590	$7,590	$6,600	$1,710	$7,014	–	$30,504

David R. Martin	$7,590	$7,590	$6,600	$1,820	$1,424	$17,911	$42,935

Jonathan D. Coleman	$7,590	$7,590	$6,600	$1,017	$2,258	–	$25,055

R. Gibson Smith	$7,590	$7,590	$6,600	$1,296	$661	–	$23,737

Robin C. Beery	$7,590	$7,590	$6,600	$1,296	$2,314	–	$25,390

(8)
The following chart represents the compensation earned by the named executive officers in 2006, and excludes all compensation expense related to long-term incentive awards:

Name	2006 Base Salary	2006 Variable Cash Compen- sation (a)	2006 Equity-Based Incentive Plan Compen- sation (b)	2006 Non-Equity Incentive Plan Compen- sation (c)		Other 2006 Incentive Based Cash Compen- sation (d)	Additional Benefits (e)	Summary of 2006 Compen- sation

Gary Black	$800,000	$3,800,000	$1,200,018	$600,000	(f)	—	$30,504	$6,430,522

David Martin	$375,000	$870,000	$366,605	$183,400		—	$42,935	$1,837,940

J. Coleman	$800,000	—	$556,275	$556,250		$3,952,500	$25,055	$5,890,080

Gibson Smith	$1,000,000	—	$175,010	$175,000		$1,606,875	$23,737	$2,980,622

Robin Beery	$375,000	$840,750	$353,216	$176,800		—	$25,390	$1,771,156

  (a)
  Variable cash compensation is the amount earned in 2006, but paid in 2007.
  (b)
  Long-term incentive equity-based compensation is the amount earned in 2005, but awarded in 2006. Includes both restricted stock and stock option awards.
  (c)
  Long-term incentive non-equity compensation earned in 2005, but awarded in 2006, and consists of mutual fund unit awards.
  (d)
  Represents incentive based cash compensation under the portfolio management incentive plan and chief investment officer variable compensation program and consists of the amounts earned in 2006, and paid in 2006 and 2007.
  (e)
  Please refer to footnote 7 above for a summary of the amounts included in the "Additional Benefits" column above.
  (f)
  Excludes the one-time fund performance award in the amount of $4,000,000 paid to Mr. Black (granted in April 2004 when Mr. Black joined Janus).

(9)
The amount shown represents that which was earned under the 2006 Variable Compensation Plan in accordance with the achievement of pre-determined performance goals as certified by the Compensation Committee and his individual performance.
(10)
The amount shown includes a base salary of $500,000 and a fixed component under the portfolio management incentive plan of $300,000.
(11)
The amount shown includes (i) $3,168,750 earned under the portfolio management incentive plan and (ii) $783,750 earned as the chief investment officer of the growth/blend investment disciplines in 2006.

(12)
The amount shown includes a base salary of $500,000 and a fixed component under the portfolio management incentive plan of $500,000.
(13)
The amount shown includes (i) $1,406,250 earned under the portfolio management incentive plan and (ii) $200,625 earned as the chief investment officer of the fixed income investment disciplines in 2006.
(14)
The amount shown includes (i) $840,750 earned under the 2006 Variable Compensation Plan in accordance with the achievement of pre-determined performance goals as certified by the Compensation Committee and her individual performance; and (ii) $411,594 from the vesting of a previously granted mutual fund unit award. Mutual fund unit awards are deferred under a deferred compensation arrangement that is based on the performance of selected Janus-affiliated mutual funds.

GRANTS OF PLAN-BASED AWARDS IN 2006

								All Other Stock Awards: Number of Shares of Stock or Units (#) (2)						Grant Date Fair Value of Stock and Option Awards ($) (5)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)				All Other Option Awards: Number of Securities Underlying Options (#) (3)	Exercise or Base Price of Option Awards ($/Sh) (4)
												Closing Price on Grant Date ($) (4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($) (6)	Threshold (#)	Target (#)	Maximum (#)

Gary D. Black	2/13/06	-	$600,000	-	-	27,817	27,817	- -	- 93,024	$	- 21.57	$ $	21.51 21.51	$ $	600,013 600,005

David R. Martin	2/13/06	-	$183,400	-	-	8,498	8,498	-	- 28,419	$	- 21.57		$21.51 21.51	$ $	183,302 183,303

Jonathan D. Coleman	2/13/06	-	$556,250	-	-	-	-	12,895	- 43,121	$	- 21.57		$21.51 21.51	$ $	278,145 278,130

R. Gibson Smith	2/13/06	-	$175,000	-	-	-	-	4,057	- 13,566	$	- 21.57		$21.51 21.51	$ $	87,509 87,501

Robin C. Beery	2/13/06	-	$176,800	-	-	8,188	8,188	-	- 27,380	$	- 21.57		$21.51 21.51	$ $	176,615 176,601

(1)
Represents mutual fund unit awards granted during 2006. Mutual fund units are deferred under a deferred compensation arrangement that is based on the performance of selected Janus-affiliated mutual funds. The awards for Mr. Black and Ms. Beery are subject to a performance-based vesting schedule in order to comply with Section 162(m) and vest annually at a rate between 0 and 50 percent of the total shares granted depending on the level of achievement of specified performance goals. The awards granted to Messrs. Coleman and Smith are subject to a performance-based vesting schedule and vest annually at a rate between 25 and 50 percent of the total shares granted depending on the level of achievement of specified performance goals. The target shown is the full amount of the award. The vesting on all awards would accelerate earlier upon a change in control of Janus, and in the case of Mr. Black, upon termination of employment without cause or for good reason by Mr. Black. Mr. Martin's unvested mutual fund units were forfeited upon his termination of employment on March 2, 2007.
(2)
Represents shares of restricted stock granted during 2006. The 2006 awards for Mr. Black and Ms. Beery are subject to a performance-based vesting schedule in order to comply with Section 162(m) and vest annually at a rate up to 50 percent of the total shares granted depending on the level of achievement of specified performance goals. The 2006 awards for Messrs. Coleman and Smith vest annually at a rate of between 25 and 50 percent of the total shares granted depending on the level of achievement of specific performance goals. The vesting on all awards would accelerate earlier upon a change in control of Janus, and in the case of Mr. Black, upon termination of employment without cause or for good reason by Mr. Black. Each unvested share of restricted stock held by an executive is entitled to a cash dividend, which historically has been at the annual rate of $0.04 per share, and such shares also include the right to vote. This dividend payment is included within "All Other Compensation" on the Summary Compensation Table. Mr. Martin's unvested restricted stock shares were forfeited upon his termination of employment on March 2, 2007.
(3)
Represents stock option awards granted during 2006. All awards are subject to a performance-based vesting schedule and vest annually at a rate between 25 and 50 percent of the total shares granted depending on the level of achievement of specified performance goals. The dollar value of stock option awards on the date of grant was determined pursuant to SFAS 123R utilizing assumptions discussed in Note 13 to Janus financial statements for the year ended December 31, 2006. The 2006 awards call for acceleration of vesting upon a termination of employment by Janus (other than for cause) or upon a change in control of Janus. Mr. Martin's unvested stock options were forfeited upon his termination of employment on March 2, 2007.

(4)
Pursuant to the terms of Janus' 1998 Long-Term Incentive Stock Plan, under which all the awards described above were granted, the grant price for restricted stock and the exercise price for each stock option is determined based on the average of the high and low trading prices on the date of grant.
(5)
Represents the fair value of the awards on grant date, as measured by SFAS 123R.
(6)
As the future payout for mutual fund unit awards is dependent on the performance of the underlying Janus-affiliated mutual funds selected by the recipient, it is not possible to determine a maximum amount.

EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

  Gary D. Black – Employment Agreement with Our Chief Executive Officer

  Janus entered into a revised employment agreement with Mr. Black on September 25, 2006, pursuant to which he serves as Chief Executive Officer of Janus. The employment agreement has an initial term ending April 30, 2008, subject to automatic renewal for additional one-year periods unless either party gives notice of non-renewal at least 90 days prior to the end of the term. The employment agreement provides for an annual base salary of $800,000, which will be reviewed by Janus' Compensation Committee at least annually and may be increased from $800,000 but not decreased.

  The employment agreement also provides for the payment of (i) an annual target bonus of $4.0 million, subject to satisfaction of, and adjustment based on, certain performance targets to be established by the Compensation Committee in accordance with the requirements of Section 162(m) of the Internal Revenue Code; (ii) an annual LTI target amount of $2.7 million, subject to satisfaction of, and adjustment based on, certain performance targets to be established by the Compensation Committee in accordance with the requirements of Section 162(m); and (iii) the payment of a one-time fund performance incentive, payable in shares of Janus-affiliated mutual funds, based on the performance of certain Janus mutual funds and separate accounts (this award was granted in 2004 under his original employment agreement and was fully paid in January 2007). Mr. Black is also entitled to participate in all other Company incentive programs and welfare benefit plans, including participation in Janus' Health Benefits for Retirees Plan following his termination of employment subject to his eligibility.

  Under the terms of Mr. Black's prior employment agreement, Janus made a one-time grant to Mr. Black of (i) restricted shares of Company common stock under the Janus 2004 Employment Inducement Award Plan ("EIA Plan"), valued at $4.7 million that vested ratably over a three-year period, subject to satisfaction of certain performance criteria (fully vested as of January 2007); (ii) a stock option to purchase shares of Company common stock under the EIA Plan, valued at $8.0 million that vest ratably over a three-year period (fully vested as of January 2007); and (iii) a Management Incentive Mutual Fund Share award valued at $2.0 million to be invested in Janus-affiliated mutual funds that vested ratably over a three-year period (fully vested as of January 2007), subject to satisfaction of certain performance criteria. These incentive awards were not affected by the revised employment agreement.

  Under the terms of Mr. Black's revised employment agreement, while employed by Janus and for a period of one year thereafter, Mr. Black will not (i) interfere with any relationship between Janus, or any affiliate of Janus, and any of its employees, consultants, agents or representatives; (ii) employ or attempt to employ or engage on behalf of any competitive business (as defined in the employment agreement), any employee, consultant, agent or representative of Janus or any affiliate of Janus, or any such person who was so employed or engaged within the six-month period immediately preceding Mr. Black's termination; (iii) solicit any investment advisory or investment management client of Janus or any affiliate of Janus, to which Janus or any affiliate of Janus shall have rendered service during the six-month period immediately preceding Mr. Black's termination; or (iv) divert or attempt to divert from Janus or any affiliate of Janus any business in which Janus or any affiliate of Janus has been actively engaged. As these restrictions are similar to other named executive officers, such restrictions will be referred to as the "Non-Solicitation Obligations" in this Proxy Statement.

  David R. Martin and Robin Beery – Terms of Employment

  Although Janus does not have formal written employment agreements with Mr. Martin and Ms. Beery, Janus agreed to certain terms for their continued employment. Mr. Martin's employment ended on March 2, 2007.

  Mr. Martin was paid an annual base salary of $375,000 and an annual bonus at the discretion of Janus' Compensation Committee, with an annual bonus target of $915,000 and a guaranteed minimum of $650,000 for 2006. Mr. Martin was eligible to receive awards under Janus' long-term incentive plans with a target amount of $550,000 annually, which awards were subject to approval by the Compensation Committee.

  Ms. Beery is paid an annual base salary of $375,000 and an annual bonus at the discretion of the Compensation Committee, with an annual bonus target of $855,000. Ms. Beery is also eligible to receive awards under Janus' long-term incentive plans with a target amount of $575,000 annually, which awards are subject to approval by Compensation Committee.

  Any annual bonus payments and LTI awards to Ms. Beery are, and to Mr. Martin were, subject to the achievement of performance target measures under the applicable executive variable compensation plan in compliance with Section 162(m) of the Internal Revenue Code. In addition to the above compensation benefits, Ms. Beery is (and Mr. Martin was) also entitled to all welfare and retirement benefits and other perquisites offered to other senior executives of Janus.

  Jonathan D. Coleman – Terms of Employment

  Mr. Coleman is employed by Janus as an equity portfolio manager. In addition, effective November 6, 2006, Mr. Coleman, along with Gibson Smith, serves as Co-CIO for Janus Capital Management LLC ("JCM"), a subsidiary of the public company Janus Capital Group Inc. Although the formal written employment agreement between Janus and Mr. Coleman has not been completed, certain employment terms have been outlined between the parties.

  2006 Portfolio Manager Compensation.    Mr. Coleman was compensated in 2006 for his role as an equity portfolio manager through two components: fixed compensation and variable compensation. Fixed compensation was paid in cash and was comprised of annual base salary and an additional amount calculated based on the level of assets under his management. The variable compensation component was paid in the form of cash and LTI awards (consisting of Janus restricted stock, stock options, and mutual fund unit awards), and was structured to pay Mr. Coleman primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the managed funds.

  Mr. Coleman's individual performance compensation in 2006 was based on his managed funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with greater emphasis on three-year results. Mr. Coleman was also eligible to receive additional individual performance compensation if the managed funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. Mr. Coleman's compensation was also subject to reduction in the event that the managed funds incur material negative absolute performance. Mr. Coleman was also eligible to participate in an equity team performance compensation pool. The compensation pool was derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period, and the payment to Mr. Coleman out of the compensation pool was based on subjective factors such as (i) teamwork and support of team culture; (ii) mentoring analysts; (iii) contributions to the sales process; and (iv) client relationships.

  Under the terms of his agreement, for a period of one year after his termination of employment, Mr. Coleman agreed to similar restrictive covenants as the Non-Solicitation Obligations (as described under the above subsection titled "Gary D. Black – Employment Agreement with Our Chief Executive Officer").

  Co-CIO Compensation.    Mr. Coleman was entitled to additional compensation in consideration of his roles as chief investment officer of the growth/blend investment team (applicable only in 2006) and Co-CIO of JCM. Performance was determined as a combination of three components: (i) growth/blend team investment performance on one- and three-year performance periods, (ii) growth/blend team net flows based on budgeted aggregate net flows, and (iii) a subjective component at the discretion of the CEO based on factors such as business building, management, investment team leadership and overall Janus leadership. On November 6, 2006, the Compensation Committee approved a compensation program for the newly appointed Co-CIOs, Messrs. Coleman and Smith. The program provides for an annual base salary of $500,000, which will be reviewed by the Compensation Committee at least annually and may be increased from $500,000 but not decreased. Actual variable compensation paid to Mr. Coleman in connection with his role as Co-CIO is currently designed to be 50 percent based on overall team investment performance, 20 percent based on Janus-managed net flows, 15 percent based on qualitative investment team leadership factors, and 15 percent based on overall firm leadership factors, with specific goals to be established by the Compensation Committee in accordance with the requirements of Section 162(m) of the Internal Revenue Code.

  R. Gibson Smith – Terms of Employment

  Mr. Smith is employed by Janus as a fixed-income portfolio manager. In addition, effective November 6, 2006, Mr. Smith, along with Jonathan Coleman, serves as Co-CIO for JCM. Although the formal written employment agreement between Janus and Mr. Smith has not been completed, certain employment terms have been outlined between the parties.

  2006 Portfolio Manager Compensation.    Mr. Smith was compensated in 2006 for his role as a fixed-income portfolio manager and as a Chief Investment Officer of the fixed income team through two components: fixed compensation and variable compensation. Fixed compensation was paid in cash and is comprised of an annual base salary and an additional amount based on factors such as the complexity of managing certain assets and his scope of responsibility, tenure, and long-term performance as a portfolio manager. Variable compensation was paid in the form of cash and LTI awards (consisting of Janus restricted stock, stock options, and mutual fund unit awards). Variable compensation was structured to pay Mr. Smith primarily on individual performance and fixed income leadership factors, with additional compensation based on subjective evaluation of his performance and net asset flows in the managed funds. Mr. Smith's individual performance compensation was based on his individually managed funds' aggregate asset-weighted Lipper peer group performance ranking for a rolling one-year performance period.

  Under the terms of his agreement, for a period of one year after his termination of employment, Mr. Smith agreed to similar restrictive covenants as the Non-Solicitation Obligations (as described under the above subsection titled "Gary D. Black – Employment Agreement with Our Chief Executive Officer").

  Co-CIO Compensation.    On November 6, 2006, the Compensation Committee approved a compensation program for the newly appointed Co-CIOs, Messrs. Coleman and Smith. The program provides for an annual base salary of $500,000, which will be reviewed by the Compensation Committee at least annually and may be increased from $500,000 but not decreased. Actual variable compensation paid to Mr. Smith in connection with his role as Co-CIO is currently designed to be 50 percent based on overall team investment performance, 20 percent based on Janus-managed net flows, 15 percent based on qualitative investment team leadership factors, and 15 percent based on overall firm leadership factors, with specific goals to be established by the Compensation Committee in accordance with the requirements of Section 162(m).

EQUITY AND OTHER INCENTIVE COMPENSATION ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

Stock option and restricted stock grants set forth in the "Executive Compensation – Summary Compensation Table" were granted pursuant to the terms of Janus' 1998 Long Term Incentive Stock Plan ("1998 Plan") and the EIA Plan. On May 10, 2005, Janus shareholders approved the 2005 Long-Term Incentive Stock Plan ("2005 Plan") which allows the Board of Directors to grant up to 15 million shares of equity based awards, including stock options, restricted stock and stock appreciation rights. The 2005 Plan has generally replaced the 1998 Plan now that the authorized shares under the 1998 Plan have been almost depleted.

  Stock Options.    The 2006 stock option awards set forth in the above "Summary Compensation Table" have been granted with ratable vesting schedules of four years subject to accelerated vesting of up to 50 percent per year if certain financial performance criteria are achieved. Additionally, the vesting of the stock option awards accelerates upon a termination of employment by Janus (other than for cause and only for awards prior to June 2005), if the executive dies, becomes disabled, or retires (leaves Janus after reaching 55 years of age and 10 years of service) or upon a change in control of Janus. No awards to the prior named executive officers qualified for accelerated vesting in 2006.

  Restricted Stock.    The 2006 restricted stock awards set forth in the above "Summary Compensation Table" for Messrs. Black and Martin and Ms. Beery are subject to a performance-based vesting schedule in order to comply with Section 162(m) and vest annually at a rate up to 50 percent of the total shares granted depending on the level of achievement of specified performance goals. The 2006 awards for Messrs. Coleman and Smith set forth in the above Summary Compensation Table vest annually at a rate of between 25 and 50 percent of the total shares granted depending on the level of achievement of specific performance goals. The vesting on all awards would accelerate earlier upon a change in control of Janus or if the executive dies, becomes disabled, or retires (leaves Janus after reaching 55 years of age and 10 years of service), and in the case of Mr. Black, upon termination of employment without cause or for good reason by Mr. Black. Each unvested share of restricted stock held by an executive is entitled to a cash dividend, which historically has been at the annual rate of $0.04 per share, and such unvested shares also include the right to vote. This dividend payment is included within "All Other Compensation." No awards to the prior named executive officers qualified for accelerated vesting in 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable Option	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Gary D. Black	–	93,024 (1)	$21.57	2/12/13	–	–	–	–

	30,578	91,734 (2)	$14.39	2/03/15	–	–	–	–

	750,118	375,058 (3)	$15.48	4/25/14	–	–	–	–

					–	–	175,347 (4)	$3,796,263

David R. Martin	–	28,419 (1)	$21.57	2/12/13	–	–	–	–

	23,734	71,203 (5)	$15.22	6/08/15	–	–	–	–

					27,103 (5)	$586,780	8,498 (6)	$183,982

Jonathan D. Coleman	–	43,121 (1)	$21.57	2/12/13	–	–	–	–

	90,091 (7)	–	$16.24	2/03/14	–	–	–	–

	145,338 (8)	–	$14.37	5/7/13	–	–	–	–

	18,632	4,658 (9)	$25.71	1/27/12	–	–	–	–

	200 (10)	–	$21.31	1/25/09	–	–	–	–

					44,432 (11)	$961,953	–	–

R. Gibson Smith	–	13,566 (1)	$21.57	2/12/13	–	–	–	–

	135,136 (7)	–	$16.24	2/03/14	–	–	–	–

	41,379	1,748 (12)	$14.37	5/7/13	–	–	–	–

					16,531 (13)	$357,896	–	–

Robin C. Beery	–	27,380 (1)	$21.57	2/12/13	–	–	–	–

	9,174	27,524 (2)	$14.39	2/03/15	–	–	–	–

	25,025 (7)	–	$16.24	2/03/14	–	–	–	–

	2,021	4,042 (12)	$14.37	5/7/13	–	–	–	–

	6,564	1,640 (9)	$25.71	1/27/12	–	–	–	–

	200 (10)	–	$21.31	1/25/09	–	–	–	–

					31,537 (14)	$682,776	22,087 (15)	$478,184

(1)
Stock options granted on February 13, 2006, with the following material terms: (i) performance-based vesting that if met would trigger vesting at between 25 and 50 percent of the total award, and (ii) acceleration of vesting upon a change in control of Janus. Mr. Martin's unvested stock options as of March 2, 2007, were forfeited upon his termination of employment.
(2)
Stock options granted on February 4, 2005, with the following material terms: (i) performance-based vesting that if met would trigger vesting at between 25 and 50 percent of the total award, and (ii) acceleration of vesting upon a change in control of Janus. During 2006, 25 percent of the total stock options granted vested.
(3)
Stock options granted on April 26, 2004, with ratable vesting over three years beginning in January 2005 and acceleration upon termination of employment by Janus (other than for cause) or upon a change in control of Janus.

(4)
Represents total unvested restricted stock awards as of December 31, 2006. Of the total, 101,206 shares vested on January 24, 2007, and 29,655 shares vested on February 1, 2007, based on the achievement of certain performance criteria. The remaining shares are subject to performance-based vesting that if met, would trigger vesting at between 25 and 50 percent of the total award, and acceleration of vesting upon a termination of employment by Janus (other than for cause) or upon a change in control of Janus.
(5)
Stock options and restricted stock granted on June 9, 2005, with ratable vesting over four years beginning in January 2006 and acceleration upon termination of employment by Janus (other than for cause) or upon a change in control of Janus. Mr. Martin's unvested stock options and restricted stock as of March 2, 2007, were forfeited upon his termination of employment.
(6)
Restricted stock award granted on February 13, 2006, with ratable vesting over four years beginning in February 2007 subject to performance-based vesting acceleration of between 25 and 50 percent of the total award, and acceleration of vesting upon a change in control of Janus. Mr. Martin's unvested stock options and restricted stock as of March 2, 2007, were forfeited upon his termination of employment.
(7)
Stock options granted on February 4, 2004, with ratable vesting over three years beginning in December 2004 and acceleration upon termination of employment by Janus (other than for cause) or upon a change of control of Janus.
(8)
Stock options granted on May 8, 2003, with ratable vesting over three years beginning in May 2004 and acceleration upon termination of employment by Janus (other than for cause) or upon a change of control of Janus.
(9)
Stock options granted on January 28, 2002, with ratable vesting over five years beginning in January 2003 and acceleration upon termination of employment by Janus (other than for cause) or upon a change of control of Janus.
(10)
Fully vested stock options granted on January 26, 1999.
(11)
Represents a restricted stock award granted on April 1, 2002 (31,537 shares) with ratable vesting over five years beginning in March 2003 and acceleration upon a change of control of Janus, and a restricted stock award granted on February 13, 2006 (12,895 shares) subject to performance-based vesting that if met, would trigger vesting at between 25 and 50 percent of the total award, and acceleration of vesting upon a change in control of Janus.
(12)
Stock options granted on May 8, 2003, with ratable vesting over five years beginning in May 2004 and acceleration upon termination of employment by Janus (other than for cause) or upon a change of control of Janus.
(13)
Represents restricted stock award granted on April 1, 2002 (12,474 shares) with ratable vesting over five years beginning in March 2003 and acceleration upon a change of control of Janus, and a restricted stock award granted on February 13, 2006 (4,057 shares) subject to performance-based vesting that if met, would trigger vesting at between 25 and 50 percent of the total award, and acceleration of vesting upon a change in control of Janus.
(14)
Restricted stock award granted on April 1, 2002, with ratable vesting over five years beginning in March 2003 and acceleration upon a change of control of Janus.
(15)
Represents total unvested restricted stock awards as of December 31, 2006. The shares are subject to performance-based vesting that if met, would trigger vesting at between 25 and 50 percent of the total award, and acceleration of vesting upon a change in control of Janus.

2006 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value realized on Vesting ($)(2)

Gary D. Black	–	–	101,206	$2,177,953

David R. Martin	–	–	9,034	$167,852

Jonathan D. Coleman	–	–	43,556	$986,824

R. Gibson Smith	–	–	12,474	$287,401

Robin C. Beery	64,095	$333,002	35,769	$818,235

(1)
The value of each stock option exercise is calculated by subtracting the fair market value of the Company's common stock on the date of exercise (the average of the high and low trading price on the exercise date) from the exercise price of the stock option award and multiplying that resulting number by the number of shares that were exercised under such stock option award.
(2)
The value of each stock award is calculated by multiplying the fair market value of the Company's common stock on the vesting date (the average of the high and low trading price on the vesting date) by the number of shares that vested.

NONQUALIFIED DEFERRED COMPENSATION FOR 2006

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($) (1)	Aggregate Earnings in Last FY ($) (2)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE ($)

Gary D. Black	—	$600,000	$269,137	($824,694)	$2,421,377

David R. Martin	$412,500	$183,400	$60,018	—	$655,918

Jonathan Coleman	—	$556,250	$22,922	—	$579,172

Gibson Smith	$132,813	$175,000	$89,140	—	$1,244,407

Robin C. Beery	—	$176,800	$35,053	($411,594)	$427,226

(1)
Represents the mutual fund unit awards made to the executive officers in 2006 under the Mutual Fund Share Investment Plan.
(2)
Includes the appreciation in 2006 of previously deferred compensation and mutual fund unit awards.

Mutual Fund Unit Awards.    The Mutual Fund Share Investment Plan ("Mutual Fund Plan") is designed to grant eligible employees LTI awards in the form of deferred cash compensation that is credited with income, gains and losses based on the performance of the Janus mutual fund investments selected by the participant from a list of Janus Funds designated by Janus. Awards under the Mutual Fund Plan granted to our named executive officers are set forth in the above "Summary Compensation Table" within the "Non-Equity Incentive Plan Compensation" column. Awards under the Mutual Fund Plan have been granted with a ratable vesting schedule of three years subject to accelerated vesting of up to 50 percent if certain financial performance criteria are achieved in order to comply with Section 162(m). The vesting on all mutual fund unit awards would accelerate earlier upon a change of control of Janus or if the executive dies, becomes disabled, or retires (leaves Janus after reaching 55 years of age and 10 years of service). Upon vesting, participants receive the value of the award adjusted for earnings or losses attributable to the mutual funds to which the award was indexed. No awards to the then named executive officers qualified for accelerated vesting in 2006.

Executive Income Deferral Program.    Under the Executive Income Deferral Program, the named executive officers and other executives of the Company and its affiliates may elect to defer payment of up to 50 percent of their base salary and all or a portion of their annual cash bonus (and commissions, if applicable). All compensation deferred under this program is credited during the deferred period with the gains and losses of certain Janus-affiliated mutual funds selected by the participant. A participant's interest in the deferred compensation is payable only in cash in a single payment or in installments upon either a specified date (at least two years after the deferral), separation from service or retirement. Messrs. Martin and Smith are the only named executive officers who elected to participate in this program in 2006 and no other named executive has account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by the Company, except LTI awards under the Mutual Fund Plan described above.

PENSION BENEFITS

None of our named executives participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by Janus.

TERMINATION AND CHANGE IN CONTROL ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

    Gary D. Black

  Termination by Janus (other than for Cause, Death or Disability) or Termination by the Executive for Good Reason prior to a Change in Control

  In the event that Janus terminates Mr. Black's employment agreement prior to April 29, 2007, other than for cause, death or disability (each as defined below), or if Mr. Black resigns for "Good Reason" (summarized below), Janus will pay to Mr. Black an amount equal to the sum of (i) Mr. Black's annual base salary through the date of termination; (ii) any earned but unpaid annual bonus with respect to the prior fiscal year; and (iii) severance compensation in an amount equal to the amount of annual salary and bonus that would have been paid to Mr. Black as if he had remained employed through the end of the initial three-year term of the employment agreement and as if he had attained all applicable performance targets with respect to the bonus payments. In the event that Janus terminates Mr. Black's employment agreement on or after April 29, 2007, other than for cause, death or disability (each as defined below), or if Mr. Black resigns for "Good Reason," Janus will pay to Mr. Black an amount equal to the sum of (i) Mr. Black's annual base salary through the date of termination; (ii) any earned but unpaid annual bonus with respect to the prior fiscal year; and (iii) severance compensation in an amount equal to the prior year's annual salary and bonus. In addition, all unvested cash and equity LTI awards and other incentive awards shall immediately vest, remain exercisable for its term and/or be paid in full as if he had attained all applicable performance targets. Janus will also continue to provide benefits under Janus' welfare benefit plans to Mr. Black and his dependents through the end of the initial three-year term of the employment agreement, or any renewals thereof. "Good Reason" arises when (without his express written consent) of any of the following events, unless Janus remedies such event within thirty (30) days after he provides a detailed notice to Janus of the acts or omissions resulting in his belief that Good Reason exists: (i) a significant adverse change or reduction to his current authority, title, duties or reporting relationships as CEO; (ii) requiring him to relocate outside the New York metropolitan area; (iii) a material reduction in the overall value of his compensation and benefits package (excluding any reduction generally applicable to other executive officers); (iv) the Company continues to direct him to take action that he in good faith considers to be in violation of any applicable legal or regulatory requirement; (v) removal from the position of CEO or removal from the Executive Committee; or (vi) a failure to assign his employment agreement to a successor company.

  Termination by Janus (other than for Cause, Death or Disability) or Termination by the Executive for Good Reason following a Change in Control:

  Janus has entered into change in control agreement with Mr. Black. The term of the change in control agreement ends December 31, 2008, and then extends for one year upon each anniversary unless a notice not to extend is given by Janus. If a "change in control" (as defined in the agreement) occurs during the term of an agreement, then the agreement becomes operative for a fixed two-year period. The agreement provides generally that the terms and conditions of Mr. Black's employment (including position, location, compensation and benefits) will not be adversely changed during the two-year period after a change in control.

  In the event that Janus terminates Mr. Black's employment (other than for cause, death or disability) or if Mr. Black resigns for "Good Reason" (summarized below) within two years following a change in control, Janus will pay to Mr. Black an amount equal to (i) two times the annual cash compensation earned in the 12 months immediately preceding the termination of employment (or if higher, in the 12 months immediately preceding the change in control); (ii) two times the value of Janus' contributions made on behalf of Mr. Black to the Janus 401(k), Profit Sharing and ESOP Plan in the 12 months prior to termination of employment (or if higher, in the 12 months prior to the change in control); (iii) continued medical, dental and vision insurance benefits for 24 months; and (iv) outplacement services for three months. "Good Reason" arises when there is (without his express written consent): (i) a substantial adverse alteration in the nature or status of his responsibilities; (ii) a material adverse change to his aggregate target compensation or adverse change to the calculation methodology; or (iii) a relocation of the principal place of employment to a location of more than 40 miles.

  Under the terms of the change in control agreement, Janus is responsible for paying all legal fees and expenses reasonably incurred by Mr. Black in any dispute concerning the interpretation or enforcement of the agreement plus interest. If any payment or benefit due and payable under the agreement or otherwise causes any excise tax imposed by Section 4999 of the Code to become due and payable by Mr. Black, Janus shall pay Mr. Black a "gross-up" payment so that Mr. Black is in the same after-tax position as he would have been had the excise tax not been payable.

  Termination for Death or Disability:

  If Mr. Black's employment agreement is terminated as a result of his death or disability, Mr. Black will be entitled to benefits in accordance with policies of Janus generally applicable to all employees. In addition, upon termination of Mr. Black's employment as a result of death or disability, Mr. Black will forfeit any outstanding awards except that he (or his estate) will have one year following termination of employment to exercise any vested options. Upon termination of Mr. Black's employment as a result of retirement, Mr. Black will forfeit any outstanding awards except that he will have five years following termination of employment to exercise any vested options.

  Termination by Janus for Cause or By the Executive other than for Good Reason:

  Upon termination for any other reason, Mr. Black is not entitled to any payment or benefit other than the payment of unpaid salary and accrued and unused vacation pay. In addition, upon termination of his employment, Mr. Black will forfeit any outstanding awards except that he will have three months following termination of employment to exercise any vested options.

  Assuming Mr. Black's employment is terminated under each of the circumstances set forth above, in each case on December 31, 2006, Mr. Black will become entitled to payments and benefits with the following estimated value:

	Cash Severance	Bonus	Medical Continuation	Death Benefits	Disability Benefits	Value of Accelerated Equity and Performance Awards (1)

Without Cause or For Good Reason Prior to a CIC	$1.6 million	$3.8 million	$5,000	N/A	N/A	$9.16 million

Without Cause or For Good Reason Following a CIC	$9.64 million	N/A	$30,000	N/A	N/A	$9.16 million (2)

Death	N/A	N/A	N/A	N/A	N/A	N/A

Disability	N/A	N/A	N/A	N/A	N/A	N/A

Retirement	N/A	N/A	N/A	N/A	N/A	N/A

Other	N/A	N/A	N/A	N/A	N/A	N/A

  (1)
  Includes value of unvested restricted stock, unvested mutual fund unit awards and in-the-money unvested stock options as of December 29, 2006, and using the closing price of Janus common stock as of such date.
  (2)
  All LTI awards fully vest upon a change in control without any additional condition such as termination of employment by Janus or good reason by executive.

David R. Martin

  Termination by Janus (other than for Cause) prior to a Change in Control

  Mr. Martin did not receive any severance compensation or benefits as a result of his termination of employment on March 2, 2007.

  In the event that Janus had terminated Mr. Martin's employment other than for cause within the first two years of employment and subject to his execution of a legal release, Mr. Martin would have received a severance payment up to two years of his then-current base salary and his bonus incentive target, and all of his unvested stock and stock option awards granted under the EIA Plan would have vested. Following termination of employment by Janus (other than for cause) on or after two years of employment and subject to his execution of a legal release, Mr. Martin would have received a severance payment up to 18 months of his then-current base salary and his bonus incentive target.

  Termination by Janus (other than for Cause, Death or Disability) or Termination by the Executive for Good Reason following a Change in Control:

  Janus had entered into change in control agreement with Mr. Martin on the same terms as Mr. Black but the change in control was terminated on March 2, 2007, the date on which he terminated his employment with Janus.

  Termination for Death or Disability:

  If Mr. Martin's employment was terminated as a result of his death, disability, or retirement, Mr. Martin would have been entitled to benefits in accordance with policies of Janus generally applicable to all employees. In addition, upon termination of Mr. Martin's employment as a result of death or disability, Mr. Martin would have forfeited any outstanding awards except that he (or his estate) would have had one year following termination of employment to exercise any vested options.

  Termination by Janus for Cause or By the Executive other than for Good Reason:

  Upon termination for any other reason, Mr. Martin was not entitled to any payment or benefit other than the payment of unpaid salary and accrued and unused vacation pay. In addition, upon voluntary termination of his employment, Mr. Martin's outstanding LTI awards forfeited except that he has three months following termination of employment to exercise any vested options.

  Assuming Mr. Martin's employment had terminated under the circumstances set forth above, in each case on December 31, 2006, Mr. Martin would have been entitled to the following estimated payments and benefits:

Value of Accelerated Equity and Performance Awards (1)
	Cash Severance		Medical Continuation	Death Benefits	Disability Benefits
Bonus
Without Cause or For Good Reason Prior to a CIC	$2.58 million	N/A	N/A	N/A	N/A	$1.04 million
Without Cause or For Good Reason Following a CIC	$2.62 million	N/A	$30,000	N/A	N/A	$1.42 million (2)
Death	N/A	N/A	N/A	N/A	N/A	N/A
Disability	N/A	N/A	N/A	N/A	N/A	N/A
Retirement	N/A	N/A	N/A	N/A	N/A	N/A
Other	N/A	N/A	N/A	N/A	N/A	N/A
(1)
Includes value of unvested restricted stock, unvested mutual fund unit awards and in-the-money unvested stock options as of December 29, 2006, and using the closing price of Janus common stock as of such date.
(2)
All LTI awards fully vest upon a change in control without any additional condition such as termination of employment by Janus or good reason by executive.

Jonathan D. Coleman

  Although the formal written employment agreement between Janus and Mr. Coleman has not been completed, the following termination and change in control rights have been outlined between the parties.

  Termination by Janus without Cause prior to a Change in Control

  If Janus terminates Mr. Coleman's employment other than for cause, then, conditioned upon Mr. Coleman releasing claims against Janus and complying with an eighteen (18) month non-solicitation of employees and customers, Mr. Coleman will be entitled to receive (i) twelve months of continued medical, dental and vision benefits for him and his dependents, (ii) three months of outplacement services; and (iii) a lump sum severance payment equal to one times his annual base salary plus the greater of: (A) one year of his Co-CIO compensation at the mid-range of target Co-CIO compensation, or (B) the remaining total Co-CIO compensation for the initial two-year term in his Co-CIO role using the mid-range of the target Co-CIO compensation in the year of termination.

  Termination by Mr. Coleman for Good Reason prior to a Change in Control

  The Company also provides Mr. Coleman with certain benefits in the event that Mr. Coleman terminates his employment for "Good Reason" (summarized below) prior to a change in control. "Good Reason" means the occurrence (without his express written consent) of any of the following events, unless Janus remedies such event within thirty (30) days after he provides a detailed notice to Janus of the acts or omissions resulting in his belief that Good Reason exists: (i) his reassignment to a role that is inconsistent with his responsibilities as a portfolio manager or Co-CIO that materially and adversely alters his status as a portfolio manager or Co-CIO (but excluding any assignment to a mutual fund or portfolio with a smaller amount of assets under management that may result in reduced compensation); (ii) the relocation of his principal place of employment to a location more than 40 miles from his current principal place of employment; (iii) a substantial adverse change to the methodology used to calculate his compensation; (iv) a non-renewal of his change in control agreement; (v) a material default by Janus with respect to the payment of any compensation or benefit, or (vi) removal from the Executive Committee.

  If, during the term, Janus terminates Mr. Coleman's employment other than for cause, then, conditioned upon Mr. Coleman releasing claims against Janus and complying with an eighteen (18) month non-solicitation of employees and customers, Mr. Coleman will be entitled to receive (i) twelve months of continued medical, dental and vision benefits for him and his dependents, (ii) three months of outplacement services, and (iii) a lump sum severance payment equal to one times his annual base salary plus the greater of: (A) one year of his Co-CIO compensation at the mid-range of target Co-CIO compensation, or (B) the remaining total Co-CIO compensation for the initial two-year term in his Co-CIO role using the mid-range of the target Co-CIO compensation in the year of his termination.

  Termination by Janus (other than for Cause, Death or Disability) or Termination by the Executive for Good Reason following a Change in Control:

  Janus has entered into a change in control agreement with Mr. Coleman. The term of the change in control agreement ends December 31, 2008, and then extends for one year upon each anniversary unless a notice not to extend is given by Janus. In the event that Janus terminates Mr. Coleman's employment (other than for cause, death or disability), or if Mr. Coleman resigns for "Good Reason" (summarized below) within two years following a change in control, Janus will pay to Mr. Coleman an amount equal to (i) two times the average annual cash compensation earned in the two four-quarter periods immediately preceding the termination of employment (or if higher, in the two four-quarter periods immediately preceding the change in control); (ii) two times the value of Janus contributions made on behalf of Mr. Coleman to the Janus 401(k), Profit Sharing and ESOP Plan in the four quarters prior to termination of employment (or if higher, in the four quarters prior to the change in control); (iii) continued medical, dental and vision insurance benefits for 24 months; and (iv) outplacement services for three months. "Good Reason" arises when there is (without his express written consent): (i) a substantial adverse alteration in the nature or status of his responsibilities; (ii) a material adverse change to his aggregate target compensation or adverse change to the calculation methodology; or (iii) a relocation of the principal place of employment to a location of more than 40 miles.

  Under the terms of the change in control agreement, Janus is responsible for paying all legal fees and expenses reasonably incurred by Mr. Coleman in any dispute concerning the interpretation or enforcement of the agreement plus interest. If any payment or benefit due and payable under the agreement or otherwise causes any excise tax imposed by Section 4999 of the Code to become due and payable by Mr. Coleman, Janus shall pay Mr. Coleman a "gross-up" payment so that Mr. Coleman is in the same after-tax position as he would have been had the excise tax not been payable.

  Voluntary Departure with Non-Compete Obligation:

  If Mr. Coleman terminates his employment voluntarily while in "Good Standing" and he signs an agreement releasing claims against Janus and complies with a two-year covenant not to compete or solicit Janus' employees, customers, clients and business, then all of his unvested LTI awards granted to him on or after December 30, 2004 will continue to vest and be paid in accordance with the original vesting schedule provided for his applicable award agreements, and any stock options will remain exercisable for the remainder of their respective terms. "Good Standing" shall mean that the CEO has approved the continuation of vesting and has certified that Mr. Coleman has not engaged in any conduct, action or omission that would constitute grounds for terminating his employment for cause.

  Termination for Death or Disability:

  If Mr. Coleman's employment agreement is terminated as a result of his death or disability, Mr. Coleman will be entitled to an amount equal to his total cash compensation earned in the four (4) full calendar quarters immediately prior to the date of his death or disability. In addition, upon termination of Mr. Coleman's employment as a result of death or disability, Mr. Coleman will forfeit any outstanding awards except that he (or his estate) will have one year following termination of employment to exercise any vested stock options.

  Termination by Janus for Cause or By the Executive other than for Good Reason:

  Except as set forth below, upon termination for any other reason, Mr. Coleman is not entitled to any payment or benefit other than the payment of unpaid salary and accrued and unused vacation pay. In addition, upon termination of his employment, Mr. Coleman will forfeit any outstanding awards except that he will have three months following termination of employment to exercise any vested stock options.

  Assuming Mr. Coleman's employment is terminated under each of the circumstances set forth above, in each case on December 31, 2006, Mr. Coleman will become entitled to payments and benefits with the following estimated value:

	Cash Severance	Bonus	Medical Continuation	Death Benefits	Disability Benefits	Value of Accelerated Equity and Performance Awards (1)

Without Cause Prior to a CIC	$6.75 million	N/A	$15,000	N/A	N/A	N/A

For Good Reason Prior to a CIC (cash payout)	$6.75 million	N/A	$15,000	N/A	N/A	N/A

Without Cause or For Good Reason Following a CIC	$8.93 million	N/A	$30,000	N/A	N/A	$1.5 million (2)

Death	$4.75 million	N/A	N/A	N/A	N/A	N/A

Disability	$4.75 million	N/A	N/A	N/A	N/A	N/A

Retirement	N/A	N/A	N/A	N/A	N/A	N/A

Voluntarily with Non-Compete	N/A	N/A	N/A	N/A	N/A	$860,000

Other	N/A	N/A	N/A	N/A	N/A	N/A

  (1)
  Includes value of unvested restricted stock, unvested mutual fund unit awards and in-the-money unvested stock options as of December 29, 2006, and using the closing price of Janus common stock as of such date.
  (2)
  All LTI awards fully vest upon a change in control without any additional condition such as termination of employment by Janus or good reason by executive.

R. Gibson Smith

  Although the formal written employment agreement between Janus and Mr. Smith has not been completed, the following termination and change in control rights have been outlined between the parties.

  Termination by Janus without Cause prior to a Change in Control

  If Janus terminates Mr. Smith's employment other than for cause, then, conditioned upon Mr. Smith releasing claims against Janus and complying with an eighteen (18) month non-solicitation of employees and customers, Mr. Smith will be entitled to receive (i) twelve months of continued medical, dental and vision benefits for him and his dependents, (ii) three months of outplacement services; and (iii) a lump sum severance payment equal to one times his annual base salary plus the greater of: (A) one year of his Co-CIO compensation at the mid-range of target Co-CIO compensation, or (B) the remaining total Co-CIO compensation for the initial two-year term in his Co-CIO role using the mid-range of the target Co-CIO compensation in the year of termination.

  Termination by Mr. Smith for Good Reason prior to a Change in Control

  The Company also provides Mr. Smith with certain benefits in the event that Mr. Smith terminates his employment for "Good Reason" prior to a change in control. "Good Reason" means the occurrence (without his express written consent) of any of the following events, unless Janus remedies such event within thirty (30) days after he provides a detailed notice to Janus of the acts or omissions resulting in his belief that Good Reason exists: (i) his reassignment to a role that is inconsistent with his responsibilities as a portfolio manager or Co-CIO that materially and adversely alters his status as a portfolio manager or Co-CIO (but excluding any assignment to a mutual fund or portfolio with a smaller amount of assets under management that may result in reduced compensation); (ii) the relocation of his principal place of employment to a location more than 40 miles from his current principal place of employment; (iii) a substantial adverse change to the methodology used to calculate his compensation; (iv) a non-renewal of his change in control agreement; (v) a material default by Janus with respect to the payment of any compensation or benefit, or (vi) removal from the Executive Committee.

  If, during the term, Janus terminates Mr. Smith's employment other than for cause, then, conditioned upon Mr. Smith releasing claims against Janus and complying with an eighteen (18) month non-solicitation of employees and customers, Mr. Smith will be entitled to receive (i) twelve months of continued medical, dental and vision benefits for him and his dependents, (ii) three months of outplacement services, and (iii) a lump sum severance payment equal to one times his annual base salary plus the greater of: (A) one year of his Co-CIO compensation at the mid-range of target Co-CIO compensation, or (B) the remaining total Co-CIO compensation for the initial two-year term in his Co-CIO role using the mid-range of the target Co-CIO compensation in the year of his termination.

  Termination by Janus (other than for Cause, Death or Disability) or Termination by the Executive for Good Reason following a Change in Control:

  Janus has entered into a change in control agreement with Mr. Smith. The term of the change in control agreement ends December 31, 2008, and then extends for one year upon each anniversary unless a notice not to extend is given by Janus. In the event that Janus terminates Mr. Smith's employment (other than for cause, death or disability), or if Mr. Smith resigns for "Good Reason" (summarized below) within two years following a change in control, Janus will pay to Mr. Smith an amount equal to (i) two times the average annual cash compensation earned in the two four-quarter periods immediately preceding the termination of employment (or if higher, in the two four-quarter periods immediately preceding the change in control); (ii) two times the value of Janus' contributions made on behalf of Mr. Smith to the Janus 401(k), Profit Sharing and ESOP Plan in the four quarters prior to termination of employment (or if higher, in the four quarters prior to the change in control); (iii) continued medical, dental and vision insurance benefits for 24 months; and (iv) outplacement services for three months. "Good Reason" arises when there is (without his express written consent): (i) a substantial adverse alteration in the nature or status of his responsibilities; (ii) a material adverse change to his aggregate target compensation or adverse change to the calculation methodology; or (iii) a relocation of the principal place of employment to a location of more than 40 miles.

  Under the terms of the change in control agreement, Janus is responsible for paying all legal fees and expenses reasonably incurred by Mr. Smith in any dispute concerning the interpretation or enforcement of the agreement plus interest. If any payment or benefit due and payable under the agreement or otherwise causes any excise tax imposed by Section 4999 of the Code to become due and payable by Mr. Smith, Janus shall pay Mr. Smith a "gross-up" payment so that Mr. Smith is in the same after-tax position as he would have been had the excise tax not been payable.

  Termination for Death or Disability:

  If Mr. Smith's employment agreement is terminated as a result of his death or disability, Mr. Smith will be entitled to an amount equal to his total cash compensation earned in the four (4) full calendar quarters immediately prior to the date of his death or disability. In addition, upon termination of Mr. Smith's employment as a result of death or disability, Mr. Smith will forfeit any outstanding awards except that he (or his estate) will have one year following termination of employment to exercise any vested stock options.

  Termination by Janus for Cause or By the Executive other than for Good Reason:

  Except as set forth below, upon termination for any other reason, Mr. Smith is not entitled to any payment or benefit other than the payment of unpaid salary and accrued and unused vacation pay. In addition, upon termination of his employment, Mr. Smith will forfeit any outstanding awards, except that he will have three months following termination of employment to exercise any vested stock options.

Assuming Mr. Smith's employment is terminated under each of the circumstances set forth above, in each case on December 31, 2006, Mr. Smith will become entitled to payments and benefits with the following estimated value:

	Cash Severance	Bonus	Medical Continuation	Death Benefits	Disability Benefits	Value of Accelerated Equity and Performance Awards (1)

Without Cause Prior to a CIC	$6.75 million	N/A	$15,000	N/A	N/A	N/A

For Good Reason Prior to a CIC (cash payout)	$6.75 million	N/A	$15,000	N/A	N/A	N/A

Without Cause or For Good Reason Following a CIC	$4.8 million (2)	N/A	$30,000	N/A	N/A	$552,000 (3)

Death	$2.61 million	N/A	N/A	N/A	N/A	N/A

Disability	$2.61 million	N/A	N/A	N/A	N/A	N/A

Retirement	N/A	N/A	N/A	N/A	N/A	N/A

Voluntarily with Non-Compete	N/A	N/A	N/A	N/A	N/A	$271,000

Other	N/A	N/A	N/A	N/A	N/A	N/A

(1)
Includes value of unvested restricted stock, unvested mutual fund unit awards and in-the-money unvested stock options as of December 29, 2006, and using the closing price of Janus common stock as of such date.
(2)
Includes $75,000 of an estimated tax gross up.
(3)
All LTI awards fully vest upon a change in control without any additional condition such as termination of employment by Janus or good reason by executive.

Robin C. Beery

  Termination by Janus (other than for Cause) prior to a Change in Control

  Ms. Beery does not have any written severance rights upon termination by Janus prior to a change in control. However, Janus has implemented certain severance guidelines to assist Janus in determining the approximate range of severance benefits for Ms. Beery. To be eligible to receive any severance under the guidelines, Janus would require that Ms. Beery sign a comprehensive legal release which would include a twelve-month restriction of non-solicitation and non-interference of employees and clients and a general non-disparagement covenant.

  If the termination is due to individual performance problems, our guidelines state that we will only provide Ms. Beery two weeks of base salary in lieu of a two week notice. No other benefits are provided except as required by law. Where there is an involuntary termination of Ms. Beery without performance problems (such as reductions in force (layoffs) or the elimination of her position), Ms. Beery would receive the following severance benefits:

Salary Continuation Period:	Base Salary for 12 to 15 months
Cash Bonus:	Pro-rata cash payment
LTI Awards:	Vesting of a portion of LTI awards through Salary Continuation Period
401(k), Profit Sharing and ESOP Plan:	100% Vesting
COBRA – medical benefits:	Benefits provided for 12-15 months
Outplacement Services:	3 months of services

  Termination by Janus (other than for Cause, Death or Disability) or Termination by the Executive for Good Reason following a Change in Control:

  Janus has entered into a change in control agreement with Ms. Beery. The original term of the change in control agreement ends February 28, 2009, and then extends for one year upon each anniversary unless a notice not to extend is given by Janus. If a "change in control" (as defined in the agreement) occurs during the term of an agreement, then the agreement becomes operative for a fixed three-year period. The agreement provides generally that the terms and conditions of Ms. Beery's employment (including position, location, compensation and benefits) will not be adversely changed during the three-year period after a change in control.

  In the event that Janus terminates Ms. Beery's employment (other than for cause, death or disability), or if Ms. Beery resigns for "Good Reason" (as summarized below) within three years following a change in control, Janus will pay to Ms. Beery an amount equal to (i) three times her base salary and target cash bonus compensation; (ii) a pro rata portion of her then-current bonus target; (iii) continued medical, dental and vision insurance benefits for three years; and (iv) full vesting of all her LTI awards. "Good Reason" arises when (without her express written consent) of any of the following events, unless Janus remedies such event promptly after she provides a detailed notice to Janus of the acts or omissions resulting in her belief that Good Reason exists: (i) a significant diminution of her current authority, title, reporting lines, responsibilities or duties as Chief Marketing Officer; (ii) a relocation of our principal place of business; (iii) a material reduction in her base salary or variable cash compensation; or (iv) a failure to assign her change in control agreement to a successor company.

  In addition, under the terms of the change in control agreement, Janus is responsible for paying all legal fees and expenses reasonably incurred by Ms. Beery in any dispute concerning the interpretation or enforcement of the agreement plus interest. The agreement provides that Janus is not obligated to pay any portion of any amount or distribution in the nature of compensation to or for the benefit of Ms. Beery otherwise due and payable under the agreement if that portion would cause any excise tax imposed by Section 4999 of the Code to become due and payable by her.

  Termination for Death or Disability:

  If Ms. Beery's employment agreement is terminated as a result of her death, disability, or retirement, Ms. Beery will be entitled to benefits in accordance with policies of Janus generally applicable to all employees.

  Termination by Janus for Cause or By the Executive other than for Good Reason:

  Upon termination for any other reason, Ms. Beery is not entitled to any payment or benefit other than the payment of unpaid salary and accrued and unused vacation pay. In addition, upon termination of her employment, Ms. Beery will forfeit any outstanding awards except that she will have three months following termination of employment to exercise any vested stock options.

  Assuming Ms. Beery's employment is terminated under each of the circumstances set forth above, in each case on December 31, 2006, Ms. Beery will become entitled to payments and benefits with the following estimated value:

	Cash Severance	Bonus	Medical Continuation	Death Benefits	Disability Benefits	Value of Accelerated Equity and Performance Awards (1)

Without Cause or For Good Reason Prior to a CIC	$468,750	$1,068,750	$37,500	N/A	N/A	$1.46 million

Without Cause or For Good Reason Following a CIC	$3.69 million	N/A	$45,000	N/A	N/A	$1.81 million (2)

Death	N/A	N/A	N/A	N/A	N/A	N/A

Disability	N/A	N/A	N/A	N/A	N/A	N/A

Retirement	N/A	N/A	N/A	N/A	N/A	N/A

Other	N/A	N/A	N/A	N/A	N/A	N/A

(1)
Includes value of unvested restricted stock, unvested mutual fund unit awards and in-the-money unvested stock options as of December 29, 2006, and using the closing price of Janus common stock as of such date.
(2)
All LTI awards fully vest upon a change in control without any additional condition such as termination of employment by Janus or good reason by executive.

Legal Proceedings

For information concerning legal proceedings involving the Company, please see the Company's financial statements, including Item 3 and note 16 to the consolidated financial statements that are in the Company's Annual Report on Form 10-K, filed on February 26, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and beneficial owners of more than 10 percent of the Company's equity securities to file reports of holdings and transactions in the Company's equity securities with the SEC and the NYSE generally within two business days of a reportable transaction. As a practical matter, the Company seeks to assist its directors and executives by monitoring transactions and completing and filing reports on their behalf. Based solely on its review of Section 16 reports prepared by or furnished to the Company, we believe that all Section 16(a) SEC filing requirements applicable to our directors and executive officers for fiscal 2006 were timely met.

SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the 2008 Annual Meeting and have it included in our Proxy Statement must submit the proposal in writing to the General Counsel, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206. We must receive the proposal no later than November 27, 2007.

Shareholders intending to present a proposal at the 2008 Annual Meeting but not include it in our Proxy Statement, and shareholders intending to nominate a person for election to the Board of Directors, must comply with the requirements set forth in the Company's Bylaws. The Bylaws require, among other things, that a shareholder must submit a written notice of intent to present such a proposal or to make such a nomination and set forth other information specified in the Bylaws. The notice must be received by our Secretary no more than 120 days and no less than 90 days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting. Therefore, the Company must receive any such notice for the 2008 Annual Meeting no earlier than November 27, 2007, and no later than December 27, 2007. If the notice is received before November 27, 2007, or after December 27, 2007, it will be considered untimely and we will not be required to present the proposal or nominee for voting at the 2008 Annual Meeting. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

HOUSEHOLDING

Under SEC rules, we are permitted to deliver a single set of any proxy statement, information statement, annual report and prospectus to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, called householding, allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each shareholder will continue to receive a separate proxy card or voting instruction card.

The Company is not householding this year for those shareholders who hold their shares directly in their own name. If you share the same last name and address with another Company shareholder who also holds his or her shares directly, and you would each like to start householding for the Company's annual reports, proxy statements, information statements and prospectuses for your respective accounts, then please contact us at Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206, Attention: Assistant Corporate Secretary, (303) 333-3863.

This year, some brokers and nominees who hold Company shares on behalf of shareholders may be participating in the practice of householding proxy statements and annual reports for those shareholders. If your household received a single proxy statement and annual report for this year, but you would like to receive your own copy this year, please contact us at Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206, Attention: Assistant Corporate Secretary, (303) 333-3863, and we will promptly send you a copy. If a broker or nominee holds Company shares on your behalf and you share the same last name and address with another shareholder for whom a broker or nominee holds Company shares, and together both of you would like to receive only a single set of the Company's disclosure documents, please contact ADP Investor Communication Services and inform them of your request by calling them at (800) 542-1061, or contact your broker or nominee as described in the voting instruction card or other information you received from your broker or nominee.

If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least thirty (30) days or more after receipt of your revocation.

APPENDIX A

JANUS CAPITAL GROUP INC.

DIRECTOR INDEPENDENCE STANDARDS

A director is independent if the Board has made an affirmative determination that such director has no material relationship with the Company that would impair his or her independent judgment (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In the process of making such determinations, the Board will consider the nature, extent and materiality of the director's relationships with the Company and the Board will apply the following guidelines that are consistent with the independent requirements as defined under the NYSE Listing Standards. A director will be deemed not to be independent by the Board if the Board finds that within the last three years:

  a.
  A director is employed by the Company, or a director's immediate family member is employed by the Company as an executive officer, other than as an interim executive officer;

  b.
  A director or a director's immediate family member receives more than $100,000 during any twelve month period in compensation from the Company, other than director's fees, pension or other forms of deferred compensation that is for prior service and not contingent upon continued service, compensation for former service as an interim Chairman or CEO, or compensation received by an immediate family member for service as an employee below the level of executive officer;

  c.
  (i) A director or an immediate family member of the director is a current partner of a firm that is the Company's external auditor;

   (ii) A director is a current employee of a firm that is the Company's external auditor;

   (iii) A director has an immediate family member who is a current employee of a firm that is the Company's external auditor and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or

   (iv) A director or an immediate family member of the director was within the past three years (but no longer is) a partner or employee of a firm that is the Company's external auditor and personally worked on the Company's audit within that time;

  d.
  A director or a director's immediate family member is or has been employed as an executive officer by another entity whose compensation committee at the same time includes or included any present executive officers of the Company; or

  e.
  A director is currently employed, or a director's immediate family member is currently employed as an executive officer, by an entity (including a tax-exempt entity) that makes payments to, or receives payments from, the Company for goods or services (other than charitable contributions) in an amount that exceeds, in a single fiscal year, the greater of $1 million or 2 percent of that entity's consolidated gross revenues. (Former employment of a director or immediate family member shall not be considered in this particular test.)

With respect to (c) above, (i) prior to November 4, 2004, a one-year look back period will apply and (ii) if a director was independent upon application of the one year test but not deemed independent when the three year test is applied, then the Company has until after its first annual meeting after June 30, 2005 to take action in light of the director's change in status.

Additionally, the Company will disclose in its Annual Proxy Statement any charitable contributions to any charitable organization in which a director serves as an executive officer, if within the preceding three years, contributions, excluding matching gifts, in a single fiscal year exceeded the greater of $1 million or 2 percent of the charitable organizations consolidated gross revenues, and, in such case, the Board will consider the materiality of such contributions.

For purposes of this Appendix A, "immediate family member" includes a director's spouse, parents, children, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law and anyone (other than domestic employees) who shares the director's home; and "Company" includes any subsidiary in the consolidated group with the Company.

APPENDIX B

JANUS CAPITAL GROUP INC.

AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

Amended and restated as of January 22, 2007

Status

The Audit Committee (the "Committee") is a committee of the Janus Capital Group Inc. Board of Directors (the "Board").

Purpose

The Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, (4) the compliance by the Company with legal and regulatory requirements and (5) the monitoring of the Company's system of disclosure controls and system of internal controls over financial reporting.

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual Proxy Statement.

This Charter is intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Company's Certificate of Incorporation and Bylaws, it is not intended to establish by its own force any legally binding obligations. Except as otherwise required by applicable laws, regulations or listing standards, all major decisions are considered by the Board as a whole.

Committee Membership

The Committee shall consist of no fewer than three members. The members of the Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission in the judgment of the Board. At least one member of the Committee shall be a financial expert as defined by the Commission in the judgment of the Board. Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Committee shall be appointed by the board on the recommendation of the Nominating and Corporate Governance Committee. Committee members may be removed by a majority vote of the Board based on the recommendation of the Nominating and Corporate Governance Committee. Any vacancy on the Committee shall be filled by a majority vote of the Board based on the recommendation of the Nominating and Corporate Governance Committee.

A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

Responsibilities

1.
Select and retain (subject to approval by the Company's stockholders), and terminate when appropriate, the independent auditor, set the independent auditor's compensation, oversee the work of the independent auditor, pre-approve all audit services to be provided by the independent auditor, and oversee the resolution of disagreements between management and the independent auditors in the event that they arise.

2.
Pre-approve all permitted non-audit services to be performed by the independent auditor and establish policies and procedures for the engagement of the independent auditor to provide permitted audit and non-audit services. Pre-approval for both audit and non-audit services may be delegated to the chair of the Committee for services that arise between committee meetings, with any such delegated approval reported to the Committee at its next meeting.

3.
At least annually, receive and review: (a) a report by the independent auditor describing the independent auditor's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, peer review or Public Company Accounting Oversight Board (PCAOB) review, of the independent auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (b) other required reports from the independent auditor.

4.
At least annually, consider the independence of the independent auditor, including whether the provision by the independent auditor or permitted non-audit services is compatible with independence, and obtain and review a report from the independent auditor describing all relationships between the auditor and the Company.

5.
Review with the independent auditor: (a) the scope and results of the audit; (b) any problems or difficulties that the auditor encountered in the course of the audit work, and management's response; and (c) any questions, comments or suggestions the auditor may have relating to the internal controls, and accounting practices and procedures, of the Company or its subsidiaries; and (d) all other items specified by Section 204 of the Sarbanes-Oxley Act.

6.
Review with the Director of Risk Management the appointment of the internal audit service provider(s), whether outsourced or internally provided.

7.
Review, at least annually, the scope and results of the internal audit program, including then current and future programs of the Company's Internal Audit Department, procedures for implementing accepted recommendations made by the independent auditor, and any significant matters contained in reports from the Internal Audit Department.

8.
Review with the independent auditor, the Company's Internal Audit Department, and management: (a) the adequacy and effectiveness of the systems of internal controls (including any significant deficiencies and changes in internal controls reported to the Committee by the independent auditor or management), accounting practices, and disclosure controls and procedures (and management reports thereon), of the Company and its subsidiaries; and (b) current accounting trends and developments, and take such action with respect thereto as may be deemed appropriate.

9.
Meet and review with management and the independent auditor the annual and quarterly financial statements of the Company, including: (a) the Company's disclosures under Managements Discussion and Analysis of Financial Condition and Results of Operations; (b) any material changes in accounting principles or practices used in preparing the financial statements prior to the filing of a report on Form 10-K or 10-Q with the Securities and Exchange Commission; and (c) the items required by Statement of Auditing Standards 61 as in effect at that time in the case of the annual statements, and Statement of Auditing Standards 100 as in effect at that time in the case of the quarterly statements.

10.
Recommend to the Board of Directors, based on the review described in paragraphs 4 and 8 above, whether the financial statements should be included in the annual report on Form 10-K.

11.
Review earnings press releases, Company policies with respect to earnings press releases (including any pro forma and non-GAAP information), financial information and earnings guidance provided to analysts and rating agencies.

12.
Discuss Company policies with respect to risk assessment and risk management, and review contingent liabilities and risks that may be material to the Company and major legislative and regulatory developments which could materially impact the Company's contingent liabilities and risks.

13.
Review: (a) the status of compliance with laws, regulations, and internal procedures; and (b) the scope and status of systems designed to promote Company compliance with laws, regulations and internal procedures, through the receiving of reports from management, legal counsel and third parties as determined by the Committee.

14.
Review and approve any Related Party Transaction in which the Company is named as a participant, and periodically review the adequacy of the Related Party Transaction Approval Policy.

15.
Establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's ethical compliance, accounting, internal controls and auditing matters, as well as for the confidential and anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters.

16.
Establish policies for the hiring of employees and former employees of the outside auditor.

17.
Obtain the advice and assistance of independent counsel and other advisors, as necessary and appropriate, to fulfill the responsibilities of the Committee, and receive appropriate funding from the Company, as determined by the Committee, for the payment of compensation to any such advisors.

18.
Conduct an annual performance evaluation of the Committee and annually evaluate the adequacy of its Charter.

Meetings

The Committee shall meet at least six times each year and at such other times as it deems necessary to fulfill its responsibilities. The Committee shall maintain minutes of its meetings and records relating to those meetings. The Committee shall periodically meet separately, in executive session, with management, the internal auditor and the independent auditor. The Committee shall report regularly to the Board with respect to its activities and make recommendations to the Board as appropriate.

Limitation of Committee's Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

March 26, 2007

Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of Janus Capital Group Inc., which will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado, on Tuesday, May 1, 2007, at 10:00 a.m. MDT. At the meeting, you will be asked to vote on proposals to elect four directors, ratify the appointment of our independent auditors, and consider other business as may properly come before the meeting.

Enclosed is a notice of the Annual Meeting, Proxy Statement and a Proxy Card, along with a copy of our Annual Report for the 2006 fiscal year.

We encourage you to read the enclosed Proxy Statement and vote promptly. Your vote is important.

FOR PARTICIPANTS IN THE JANUS 401(K), PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN ("Janus ESOP") OR THE EMPLOYEE STOCK OWNERSHIP PLAN OF KANSAS CITY SOUTHERN ("KCS ESOP"): Any shares held in your account on the record date under the Janus ESOP or the KCS ESOP, The Charles Schwab Trust Company, as Trustee, and Nationwide Trust Company, as Trustee, respectively, will vote your shares of Janus Capital Group Inc. common stock in accordance with the instructions indicated on the reverse side of this card. Regardless of how you choose to vote, your instruction is confidential.

IF YOU WOULD LIKE TO ACCESS THE PROXY MATERIALS ELECTRONICALLY NEXT YEAR, GO TO THE FOLLOWING CONSENT SITE ADDRESS: http://www.econsent.com/jns/

Thank you for your interest and support.

Very truly yours,

Steven L. Scheid Chairman of the Board
proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Shareholders on May 1, 2007.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2, 3, 4 and 5.

By signing the proxy, you revoke all prior proxies and appoint Steven L. Scheid and Gary D. Black and each of them acting in the absence of the other, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting of Shareholders and all adjournments.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy:

Your telephone or internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.

VOTE BY PHONE—TOLL FREE—1-800-560-1965—QUICK * * * EASY * * * IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. CDT on April 30, 2007.

  •
  Please have your Proxy Card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions that the voice provides you.

VOTE BY INTERNET—http://www.eproxy.com/jns/—QUICK * * * EASY * * * IMMEDIATE

  •
  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. CDT on April 30, 2007.

  •
  Please have your Proxy Card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your Proxy Card and return it in the postage-paid envelope we've provided or return it to Janus Capital Group Inc, c/o Wells Fargo Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

Please detach here

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4 and 5.

1.	Election of director:	G. Andrew Cox	☐	For	☐	Against	☐	Abstain
2.	Election of director:	Deborah R. Gatzek	☐	For	☐	Against	☐	Abstain
3.	Election of director:	Robert T. Parry	☐	For	☐	Against	☐	Abstain
4.	Election of director:	Jock Patton	☐	For	☐	Against	☐	Abstain
5.	Ratify the appointment of Deloitte & Touche LLP as independent auditors		☐	For	☐	Against	☐	Abstain

        Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND 5.

Address Change? Mark Box	☐
Indicate changes below:		Date

Signature(s) in Box

Please sign exactly as your name(s) appears on this Proxy Card. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy Card.

QuickLinks

PROXY STATEMENT TABLE OF CONTENTS
PROPOSAL NO. 1 – ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS
STOCK OWNERSHIP
EXECUTIVE OFFICERS OF THE COMPANY
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS IN 2006
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING
HOUSEHOLDING
AMENDED AND RESTATED AUDIT COMMITTEE CHARTER